UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number  811-2111
                                   ------------


                             AXP GROWTH SERIES, INC.
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               (Exact name of registrant as specified in charter)


   50606 AXP Financial Center, Minneapolis, Minnesota                55474
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         (Address of principal executive offices)                 (Zip code)


Leslie L. Ogg - 901 S. Marquette Avenue, Suite 2810, Minneapolis, MN 55402-3268
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                     (Name and address of agent for service)


Registrant's telephone number, including area code:  (612) 330-9283
                                                    -----------------

Date of fiscal year end:     7/31
                         --------------
Date of reporting period:    1/31
                         --------------

AXP(R)
   Growth
      Fund

                                                               Semiannual Report
                                                            for the Period Ended
                                                                   Jan. 31, 2004

AXP Growth Fund seeks to provide shareholders with long-term capital growth.

(logo)                                                                   (logo)
American                                                                AMERICAN
  Express(R)                                                             EXPRESS
Funds                                                                   (R)

Table of Contents

Fund Snapshot                                                         3

Questions & Answers
   with Portfolio Management                                          4

Investments in Securities                                             8

Financial Statements (Portfolio)                                     12

Notes to Financial Statements (Portfolio)                            15

Financial Statements (Fund)                                          19

Notes to Financial Statements (Fund)                                 22

Proxy Voting                                                         27

(logo) Dalbar

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

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2   -   AXP GROWTH FUND   -   2004 SEMIANNUAL REPORT

Fund Snapshot
        AS OF JAN. 31, 2004

PORTFOLIO MANAGER

Portfolio manager                                          Nick Thakore
Since                                                              4/02
Years in industry                                                    11

FUND OBJECTIVE

For investors seeking long-term capital growth.

Inception dates
A: 3/1/72       B: 3/20/95      C: 6/26/00      Y: 3/20/95

Ticker symbols
A: INIDX        B: IGRBX        C: AXGCX        Y: IGRYX

Total net assets                                         $3.521 billion

Number of holdings                                                  135

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

         STYLE
VALUE    BLEND   GROWTH
                    X    LARGE
                         MEDIUM  SIZE
                         SMALL

SECTOR COMPOSITION

Percentage of portfolio assets

(pie graph)

Health care 22.2%
Consumer discretionary 18.1%
Technology 14.8%
Financials 9.5%
Consumer staples 8.9%
Short-term securities 7.8%
Telecommunications 6.5%
Energy 5.9%
Industrials 3.4%
Materials 2.4%
Other 0.5%

TOP TEN HOLDINGS

Percentage of portfolio assets

NTL (Cable)                                                         5.7%
Nextel Communications Cl A
   (Cellular telecommunications)                                    3.7
Pfizer (Health care products)                                       3.6
Boston Scientific (Health care products)                            3.3
Intel (Electronics)                                                 2.6
Amgen (Health care products)                                        2.1
Freddie Mac (Financial services)                                    1.9
Hewlett-Packard (Computer hardware)                                 1.9
Dell (Computer hardware)                                            1.8
Johnson & Johnson (Health care products)                            1.7

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Stock prices of established companies that pay dividends may be less volatile than the stock market as a whole. Stocks of small- and medium-sized companies may be subject to more abrupt or erratic price movements than stocks of larger companies. Some of these companies also may have fewer financial resources. There are special risk considerations associated with international investing related to market, currency, political, economic and other factors.

Fund holdings are subject to change.

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3   -   AXP GROWTH FUND   -   2004 SEMIANNUAL REPORT

Questions & Answers
        WITH PORTFOLIO MANAGEMENT

Below, Portfolio Manager Nick Thakore discusses AXP Growth Fund's results and positioning for the six-month period ended Jan. 31, 2004.

Q:   How did AXP Growth Fund perform for fiscal year 2004?

A: AXP Growth Fund's Class A shares rose 7.89%, excluding sales charge, for the six-month period ended Jan. 31, 2004. The Fund lagged the 12.52% gain of its peer group as represented by the Lipper Large-Cap Growth Funds Index. The Fund's benchmark, the Russell 1000(R) Growth Index, climbed 14.23% for the same period.

Q:   What factors influenced performance during the period?

A: While the Fund benefited from the stock market's ongoing rally in this most recent six-month period, it lagged its benchmark and its peers primarily because it did not have enough of a pro-cyclical tilt and because of lower-than-index weightings in certain stocks which were among the index's stronger performers.

     The Fund limited its exposure to certain cyclical sectors of the market due to concerns about companies' abilities to achieve the historically high level of earnings growth being forecast and due to concern that even if estimates were achieved that this was already discounted in the valuations. During the

(bar graph)
                PERFORMANCE COMPARISON
    For the six-month period ended Jan. 31, 2004

15%                      (bar 2)      (bar 3)
12%                      +14.23%      +12.52%
 9%     (bar 1)
 6%     +7.89%
 3%
 0%

(bar 1) AXP Growth Fund Class A (excluding sales charge)
(bar 2) Russell 1000(R) Growth Index(1) (unmanaged)
(bar 3) Lipper Large-Cap Growth Funds Index(2)

(1) The Russell 1000(R) Growth Index, an unmanaged index, measures the performance of those companies among the 1,000 largest companies included in the Russell 3000(R) Index with higher price-to-book ratios and higher forecasted growth values.

(2) The Lipper Large-Cap Growth Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

Past performance is no guarantee of future results. The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

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4   -   AXP GROWTH FUND   -   2004 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote)> The most significant change to the portfolio's positioning was a substantial increase in the weighting of cable companies and telecommunications services stocks, particularly wireless service providers.(end callout quote)

     period discussed, these concerns proved poorly placed.

     The sectors where exposure was limited due to these concerns were technology, industrials and consumer discretionary. As a substitute for lower cyclical exposure, the Fund had significant exposure to more stable growth sectors of the economy.

AVERAGE ANNUAL TOTAL RETURNS
                                 Class A                 Class B                 Class C                  Class Y
(Inception dates)               (3/1/72)                (3/20/95)               (6/26/00)                (3/20/95)
                             NAV(1)   POP(2)        NAV(1)  After CDSC(3)    NAV(1)   After CDSC(4)  NAV(5)    POP(5)
as of Jan. 31, 2004
6 months*                    +7.89%   +1.69%        +7.48%      +3.48%       +7.48%      +6.48%      +8.01%    +8.01%
1 year                      +23.87%  +16.74%       +22.86%     +18.86%      +22.86%     +22.86%     +24.08%   +24.08%
5 years                      -8.25%   -9.33%        -8.95%      -9.12%         N/A         N/A       -8.10%    -8.10%
10 years                     +6.28%   +5.65%          N/A         N/A          N/A         N/A         N/A       N/A
Since inception                N/A      N/A         +5.52%      +5.52%      -19.33%     -19.33%      +6.48%    +6.48%

as of Dec. 31, 2003
6 months*                    +6.29%   +0.18%        +5.86%      +0.86%       +5.86%      +4.86%      +6.34%    +6.34%
1 year                      +20.75%  +13.80%       +19.79%     +15.79%      +19.79%     +19.79%     +20.94%   +20.94%
5 years                      -6.58%   -7.68%        -7.31%      -7.48%         N/A         N/A       -6.44%    -6.44%
10 years                     +6.65%   +6.02%          N/A         N/A          N/A         N/A         N/A       N/A
Since inception                N/A      N/A         +5.53%      +5.53%      -19.83%     -19.83%      +6.50%    +6.50%

The performance information shown represents the past performance and is not a guarantee of future results. The value of your investment and returns will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (888) 723-8476 or visiting www.americanexpress.com/funds. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

* Not annualized.

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

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5   -   AXP GROWTH FUND   -   2004 SEMIANNUAL REPORT

Questions & Answers

     As the market embraced expectations for a vigorous economic recovery, stable growth stocks underperformed cyclical growth stocks. Some large index components that were underweighted in the Fund and performed well include 3M, Cisco, Intel and Texas Instruments.

     On a positive note, performance benefited from the Fund's positioning in the telecommunications sector, as well as its positioning in energy and materials. There were a number of individual stocks which added to relative return, including NTL, a U.K. cable company, which advanced strongly following its emergence from bankruptcy and Schlumberger, an energy equipment and services company, which benefited as the energy sector, which has lagged other cyclical sectors, began to catch up. Another name which boosted performance is Boston Scientific, a provider of specialized medical devices, which will soon release a next generation product which we anticipated would lead to explosive growth. The stock appreciated as analysts' earnings expectations rose.

     The Fund also benefited from some exposure to small- and mid-cap stocks. Although our focus continues to be large-cap stocks, the smaller companies that we owned generally added to relative return, as the small- and mid-cap sectors meaningfully outperformed their large-cap peers over the past six months.

Q:   What changes did you make during the six-month period?

A: The most significant change to the portfolio's positioning within the last six months was a substantial increase in the weighting of cable companies and telecommunications services stocks, particularly wireless service providers. We are focused on identifying stocks where we see potential for very strong earnings growth, but reasonable valuations, as well, so that the Fund won't be significantly affected should the economy not perform as well as anticipated, but are also likely to do well if economic growth remains strong.

     We have seen such potential within the wireless telecommunication sector. In our view, the sector 1) has a good growth outlook, 2) is attractively valued and 3) has historically performed well in periods of consolidation which we believe 2004 is shaping up to be. Although the stock prices haven't received much of a boost from economic growth so far, renewed employment growth could have a positive impact on fundamentals.

     At the end of the period, the Fund maintained a modest tilt toward stable growth, but it is somewhat smaller than it has been, and while we remain somewhat concerned about valuation levels on many technology stocks, we have identified some attractive opportunities within the

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6   -   AXP GROWTH FUND   -   2004 SEMIANNUAL REPORT

Questions & Answers

     sector. Nevertheless, we have kept the Fund's weightings in technology and industrials lower than those of the index. To offset this positioning, we have substituted other cyclical sectors where we believe valuations are more reasonable, including energy and materials in lieu of industrials and cable and telecommunications in lieu of technology.

Q: How do you plan to manage the Fund in the coming months given current market conditions?

A: Regardless of the market environment, we will adhere to our long-term investment discipline, striving to identify companies with good growth rates. We believe we do not need to overpay for such growth.

     Given the strong fundamentals in the economy, we have added to some pro-cyclical stocks where we viewed prices as reasonable. However, because we believe the penalty could be high if economic growth weakens, we are also maintaining a healthy weighting in the stable growth sectors of the market. If the economy maintains its current strong growth rate, we may not see any major shift in market trends. If, however, overall growth slows or rates begin to rise, we believe investors may demonstrate a preference for higher quality growth stocks.

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7   -   AXP GROWTH FUND   -   2004 SEMIANNUAL REPORT

Investments in Securities

Growth Portfolio

Jan. 31, 2004 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common stocks (94.5%)
Issuer                                            Shares           Value(a)

Aerospace & defense (2.8%)
Empresa Brasileira
  de Aeronautica ADR                           1,442,000(c)     $42,495,740
Lockheed Martin                                  711,000         34,568,820
Northrop Grumman                                  75,000          7,253,250
United Technologies                              135,000         12,897,900
Total                                                            97,215,710

Airlines (0.1%)
JetBlue Airways                                   78,000(b)       1,772,940

Banks and savings & loans (0.9%)
Bank of America                                   87,000          7,087,020
U.S. Bancorp                                     430,000         12,156,100
Wells Fargo                                      202,000         11,596,820
Total                                                            30,839,940

Beverages & tobacco (4.8%)
Altria Group                                   1,037,000         57,646,830
Anheuser-Busch Companies                         320,000         16,230,400
Coca-Cola                                        587,000         28,903,880
PepsiCo                                          910,000         43,006,600
RJ Reynolds Tobacco Holdings                     381,000         22,501,860
Total                                                           168,289,570

Broker dealers (--%)
Piper Jaffray                                      4,300(b)         201,885

Cable (9.7%)
Cablevision Systems NY
  Group Cl A                                   1,883,000(b)      48,167,140
Comcast Cl A                                     630,000(b)      21,495,600
Comcast Special Cl A                           1,107,000(b)      36,475,650
EchoStar Communications Cl A                     893,000(b)      32,594,500
NTL                                            3,089,000(b)     204,924,260
Total                                                           343,657,150

Cellular telecommunications (4.7%)
AT&T Wireless Services                         1,030,000(b)      11,381,500
China Unicom ADR                                 796,000(c)       9,233,600
Nextel Communications Cl A                     5,120,000(b)     135,116,800
Telesystem Intl Wireless                         276,000(b,c)     3,560,400
Western Wireless Cl A                            302,150(b)       6,846,719
Total                                                           166,139,019

Chemicals (0.5%)
Dow Chemical                                     420,000         17,619,000

Computer hardware (4.6%)
Cisco Systems                                    616,000(b)      15,794,240
Dell                                           1,979,000(b)      66,237,130
EMC                                              729,625(b)      10,243,935
Hewlett-Packard                                2,870,000         68,277,300
Total                                                           160,552,605

Computer software & services (2.5%)
First Data                                       657,000         25,728,120
Microsoft                                      1,447,000         40,009,550
Oracle                                           804,000(b)      11,103,240
VERITAS Software                                 322,000(b)      10,580,920
Total                                                            87,421,830

Electronics (8.2%)
Analog Devices                                   842,000         40,289,700
Applied Materials                              1,615,000(b)      35,142,400
Intel                                          3,093,000         94,645,800
KLA-Tencor                                       190,000(b)      10,843,300
Marvell Technology Group                         466,000(b,c)    19,385,600
Maxim Integrated Products                        394,000         20,153,100
STMicroelectronics                               519,000(c)      13,929,960
Taiwan Semiconductor Mfg ADR                   3,802,000(c)      42,506,360
United Microelectronics ADR                    2,201,000(c)      11,907,410
Total                                                           288,803,630

Energy (3.6%)
Anadarko Petroleum                               690,000         34,431,000
Apache                                           528,000         20,317,440
ConocoPhillips                                   213,000         14,032,440
Devon Energy                                     794,320         44,847,307
Newfield Exploration                             103,000(b)       4,860,570
XTO Energy                                       346,666          9,093,049
Total                                                           127,581,806

Energy equipment & services (2.5%)
Halliburton                                    1,296,600         39,092,490
Schlumberger                                     795,600         48,674,808
Total                                                            87,767,298

See accompanying notes to investments in securities.

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8   -   AXP GROWTH FUND   -   2004 SEMIANNUAL REPORT

Issuer                                            Shares           Value(a)

Finance companies (1.0%)
Citigroup                                        732,500        $36,244,100

Financial services (4.4%)
Capital One Financial                            138,000          9,809,040
Countrywide Financial                             62,000          5,180,100
Fannie Mae                                       350,000         26,985,000
Freddie Mac                                    1,098,000         68,537,160
MBNA                                             340,000          9,166,400
Nomura Holdings                                2,157,000(c)      35,294,511
Total                                                           154,972,211

Food (0.4%)
Kellogg                                          352,000         13,309,120

Health care products (17.9%)
Amgen                                          1,188,000(b)      76,614,120
Baxter Intl                                    1,603,000         46,727,450
Boston Scientific                              2,976,000(b)     121,391,040
Cytyc                                          1,473,000(b)      23,862,600
Forest Laboratories                              262,000(b)      19,516,380
Gilead Sciences                                   66,000(b)       3,621,420
Guidant                                          280,000         17,886,400
Johnson & Johnson                              1,171,000         62,554,820
Medtronic                                        700,000         34,454,000
Merck & Co                                       754,000         35,890,400
Novartis ADR                                     297,700(c)      13,441,155
Pfizer                                         3,542,000        129,743,461
Schering-Plough                                  788,000         13,821,520
Wyeth                                            855,000         35,012,250
Total                                                           634,537,016

Health care services (4.8%)
Aetna                                            266,000         18,620,000
Anthem                                           327,000(b)      26,742,060
Caremark Rx                                    1,189,000(b)      31,805,750
Fisher Scientific Intl                           167,000(b)       7,456,550
Healthsouth                                    6,010,590(b)      30,233,268
Lincare Holdings                                 853,286(b)      27,458,743
Select Medical                                 1,542,000         26,676,600
Total                                                           168,992,971

Household products (4.0%)
Colgate-Palmolive                              1,076,000         55,166,520
Gillette                                       1,099,000         39,838,750
Procter & Gamble                                 443,000         44,778,440
Total                                                           139,783,710

Insurance (2.3%)
Allstate                                         784,000         35,640,640
American Intl Group                              120,400          8,361,780
Chubb                                            501,000         35,816,490
Total                                                            79,818,910

Investment companies (1.3%)
iShares MSCI Japan Index Fund                  4,552,000         44,154,400

Leisure time & entertainment (1.2%)
Viacom Cl B                                    1,078,000         43,443,400

Media (3.9%)
Cendant                                        1,579,900(b)      35,784,735
Disney (Walt)                                  2,552,000         61,248,000
InterActiveCorp                                1,004,000(b)      32,529,600
Liberty Media Cl A                               795,000(b)       9,253,800
Total                                                           138,816,135

Metals (0.2%)
Teck Cominco Cl B                                500,000(c)       7,640,559

Multi-industry (0.7%)
Accenture Cl A                                   493,000(b,c)    11,669,310
Sony                                             320,000(c)      12,848,370
Total                                                            24,517,680

Precious metals (1.8%)
Agnico-Eagle Mines                               540,000(c)       6,885,000
AngloGold ADR                                    185,000(c)       7,461,050
Barrick Gold                                     295,000(c)       5,811,500
Coeur d'Alene Mines                            1,498,000(b)       8,164,100
Glamis Gold                                      250,000(b)       3,750,000
Newmont Mining                                   736,000         30,661,760
Total                                                            62,733,410

Restaurants (0.3%)
McDonald's                                       367,000          9,446,580

Retail -- general (3.0%)
Home Depot                                     1,078,000         38,236,660
Kohl's                                           909,000(b)      40,268,700
Target                                           281,000         10,666,760
Wal-Mart Stores                                  315,000         16,962,750
Total                                                           106,134,870

Telecom equipment & services (1.1%)
Ericsson (LM) ADR Cl B                           976,000(c)      22,448,000
Motorola                                         984,000         16,314,720
Total                                                            38,762,720

See accompanying notes to investments in securities.

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9   -   AXP GROWTH FUND   -   2004 SEMIANNUAL REPORT
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Common stocks (continued)
Issuer                                            Shares           Value(a)

Textiles & apparel (0.5%)
Polo Ralph Lauren                                551,300        $16,649,260

Utilities -- natural gas (--%)
Kinder Morgan Management LLC                           --(b)             13

Utilities -- telephone (0.8%)
Sprint (PCS Group)                             3,589,000(b)      29,178,570

Total common stocks
(Cost: $2,930,277,251)                                       $3,326,998,018

Options purchased (0.5%)
Issuer           Contracts     Exercise         Expiration        Value(a)
                                 price             date
Puts
S&P 500 Index    6,140          $1,075           Feb. 2004       $1,657,800
S&P 500 Index    2,029           1,060          March 2004        1,542,040
S&P 500 Index    2,440           1,150           June 2004       13,273,600

Total options purchased
(Cost: $23,206,852)                                             $16,473,440

Short-term securities (8.0%)
Issuer                   Annualized               Account         Value(a)
                        Yield on date           payable at
                         of purchase             maturity

U.S. government agencies (3.6%)
Federal Home Loan Mtge Corp Disc Nts
  02-12-04                  1.07%            $14,800,000        $14,794,625
  02-26-04                  1.09               6,200,000          6,195,367
  03-04-04                  1.08               3,800,000          3,796,529
  04-01-04                  1.03              43,100,000         43,028,670
Federal Natl Mtge Assn Disc Nts
  02-11-04                  1.08               3,200,000          3,198,945
  04-07-04                  1.00              19,200,000         19,164,979
  04-07-04                  1.02               9,900,000          9,881,942
  04-14-04                  1.00              27,900,000         27,843,642
Total                                                           127,904,699

Commercial paper (4.4%)
Bear Stearns
  04-02-04                  1.04              20,000,000         19,964,178
CC (USA)/Centauri
  03-05-04                  1.04              10,400,000(d)      10,389,485
Citigroup Global Markets
  02-05-04                  1.02               3,000,000          2,999,490
CRC Funding LLC
  03-09-04                  1.04              17,000,000(d)      16,980,939
Falcon Asset Securitization
  02-11-04                  1.10               8,700,000(d)       8,696,891
HBOS Treasury Services
  04-05-04                  1.07              18,200,000         18,165,824
Household Finance
  02-02-04                  1.02               2,100,000          2,099,822
Nordea North America
  04-28-04                  1.05              17,135,000         17,091,439
Northern Rock
  02-24-04                  1.12               6,400,000(d)       6,395,156
Scaldis Capital LLC
  02-10-04                  1.10               6,100,000(d)       6,098,001
Sigma Finance
  02-12-04                  1.11              17,900,000(d)      17,892,955
Societe Generale North America
  05-06-04                  1.05              10,683,000         10,651,663
White Pine Finance LLC
  02-10-04                  1.09               2,200,000(d)       2,199,279
  04-27-04                  1.04              14,142,000(d)      14,106,456
Total                                                           153,731,578

Total short-term securities
(Cost: $281,631,624)                                           $281,636,277

Total investments in securities
(Cost: $3,235,115,727)(e)                                    $3,625,107,735

See accompanying notes to investments in securities.

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10   -   AXP GROWTH FUND   -   2004 SEMIANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in the currency indicated. As of Jan. 31, 2004, the value of foreign securities represented 7.6% of net assets.

(d) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of Jan. 31, 2004, the value of these securities amounted to $82,759,162 or 2.4% of net assets.

(e) At Jan. 31, 2004, the cost of securities for federal income tax purposes was approximately $3,235,116,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                   $424,422,000
     Unrealized depreciation                                    (34,430,000)
                                                                -----------
     Net unrealized appreciation                               $389,992,000
                                                               ------------

--------------------------------------------------------------------------------
11   -   AXP GROWTH FUND   -   2004 SEMIANNUAL REPORT

Financial Statements

Statement of assets and liabilities
Growth Portfolio

Jan. 31, 2004 (Unaudited) Assets
Investments in securities, at value (Note 1)*
   (identified cost $3,235,115,727)                                         $3,625,107,735
Dividends and accrued interest receivable                                        1,559,414
Receivable for investment securities sold                                      128,186,390
U.S. government securities held as collateral (Note 4)                           1,739,520
                                                                                 ---------
Total assets                                                                 3,756,593,059
                                                                             -------------
Liabilities
Disbursements in excess of cash on demand deposit                                  654,087
Payable for investment securities purchased                                    160,377,214
Payable upon return of securities loaned (Note 4)                               74,453,420
Accrued investment management services fee                                          54,555
Other accrued expenses                                                              77,016
                                                                                    ------
Total liabilities                                                              235,616,292
                                                                               -----------
Net assets                                                                  $3,520,976,767
                                                                            ==============
*Including securities on loan, at value (Note 4)                            $   72,236,354
                                                                            --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
12   -   AXP GROWTH FUND   -   2004 SEMIANNUAL REPORT

Statement of operations
Growth Portfolio

Six months ended Jan. 31, 2004 (Unaudited)
Investment income
Income:
Dividends                                                                     $ 19,111,186
Interest                                                                         1,660,431
Fee income from securities lending (Note 4)                                        163,710
   Less foreign taxes withheld                                                    (133,293)
                                                                                  --------
Total income                                                                    20,802,034
                                                                                ----------
Expenses (Note 2):
Investment management services fee                                               8,818,118
Compensation of board members                                                        9,750
Custodian fees                                                                     123,140
Audit fees                                                                          15,000
Other                                                                               23,409
                                                                                    ------
Total expenses                                                                   8,989,417
   Earnings credits on cash balances (Note 2)                                       (1,156)
                                                                                    ------
Total net expenses                                                               8,988,261
                                                                                 ---------
Investment income (loss) -- net                                                 11,813,773
                                                                                ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                              169,026,491
   Foreign currency transactions                                                   (85,035)
                                                                                   -------
Net realized gain (loss) on investments                                        168,941,456
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies           97,250,943
                                                                                ----------
Net gain (loss) on investments and foreign currencies                          266,192,399
                                                                               -----------
Net increase (decrease) in net assets resulting from operations               $278,006,172
                                                                              ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
13 - AXP GROWTH FUND - 2004 SEMIANNUAL REPORT

Statements of changes in net assets
Growth Portfolio
                                                                               Jan. 31, 2004       July 31, 2003
                                                                             Six months ended       Year ended
                                                                                (Unaudited)
Operations
Investment income (loss) -- net                                             $   11,813,773      $   19,243,868
Net realized gain (loss) on investments                                        168,941,456        (462,434,032)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies           97,250,943         741,212,811
                                                                                ----------         -----------
Net increase (decrease) in net assets resulting from operations                278,006,172         298,022,647
                                                                               -----------         -----------
Proceeds from contributions                                                     15,829,318          46,555,814
Fair value of withdrawals                                                     (220,107,841)       (443,556,729)
                                                                              ------------        ------------
Net contributions (withdrawals) from partners                                 (204,278,523)       (397,000,915)
                                                                              ------------        ------------
Total increase (decrease) in net assets                                         73,727,649         (98,978,268)
Net assets at beginning of period                                            3,447,249,118       3,546,227,386
                                                                             -------------       -------------
Net assets at end of period                                                 $3,520,976,767      $3,447,249,118
                                                                            ==============      ==============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
14   -   AXP GROWTH FUND   -   2004 SEMIANNUAL REPORT

Notes to Financial Statements

Growth Portfolio

(Unaudited as to Jan. 31, 2004)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Growth Portfolio (the Portfolio) is a series of Growth Trust (the Trust) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. Growth Portfolio invests primarily in common stocks and securities convertible into common stocks of U.S. and foreign companies that appear to offer growth opportunities. The Declaration of Trust permits the Trustees to issue non-transferable interests in the Portfolio.

The Portfolio's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. American Express Financial Corporation (AEFC) may use fair value if a security's value has been materially affected by events after the close of the primary exchanges or markets on which the security is traded and before the NAV is calculated. The fair value of a security may be different from the quoted or published price. AEFC will price a security at fair value in accordance with procedures adopted by the Portfolio and board of trustees if a reliable market quotation is not readily available. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Portfolio may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Portfolio also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Portfolio gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. The Portfolio also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

--------------------------------------------------------------------------------
15   -   AXP GROWTH FUND   -   2004 SEMIANNUAL REPORT

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Portfolio will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Portfolio may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Portfolio also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Portfolio may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Portfolio is subject to the credit risk that the other party will not complete its contract obligations.

Federal taxes

For federal income tax purposes the Portfolio qualifies as a partnership and each investor in the Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. As a "pass-through" entity, the Portfolio therefore does not pay any income dividends or capital gain distributions.

--------------------------------------------------------------------------------
16   -   AXP GROWTH FUND   -   2004 SEMIANNUAL REPORT

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. FEES AND EXPENSES

The Trust, on behalf of the Portfolio, has an Investment Management Services Agreement with AEFC to manage its portfolio. Under an Investment Management Service Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Portfolio's average daily net assets in reducing percentages from 0.60% to 0.48% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of AXP Growth Fund to the Lipper Large-Cap Growth Funds Index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the fee by $1,162,900 for the six months ended Jan. 31, 2004.

Under the agreement, the Trust also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees, audit and certain legal fees, fidelity bond premiums, registration fees for units, office expenses, consultants' fees, compensation of trustees, corporate filing fees, expenses incurred in connection with lending securities of the Portfolio and any other expenses properly payable by the Trust or Portfolio and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested trustees may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the underlying Fund or other American Express mutual funds. The Portfolio's liability for these amounts is adjusted for market value changes and remains in the Portfolio until distributed in accordance with the Plan.

During the six months ended Jan. 31, 2004, the Portfolio's custodian fees were reduced by $1,156 as a result of earnings credits from overnight cash balances. The Portfolio also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

According to a Placement Agency Agreement, American Express Financial Advisors Inc. acts as placement agent of the Trust's units.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $2,448,058,605 and $2,630,558,655, respectively, for the six months ended Jan. 31, 2004. Realized gains and losses are determined on an identified cost basis.

Brokerage clearing fees paid to brokers affiliated with AEFC were $80,916 for the six months ended Jan. 31, 2004.

--------------------------------------------------------------------------------
17   -   AXP GROWTH FUND   -   2004 SEMIANNUAL REPORT

4. LENDING OF PORTFOLIO SECURITIES

As of Jan. 31, 2004, securities valued at $72,236,354 were on loan to brokers. For collateral, the Portfolio received $72,713,900 in cash and U.S. government securities valued at $1,739,520. Cash collateral received is invested in short-term securities, which are included in the short-term section of the "Investments in securities." Income from securities lending amounted to $163,710 for the six months ended Jan. 31, 2004. The risks to the Portfolio of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

5. FINANCIAL HIGHLIGHTS

The table below shows certain important financial information for evaluating the Portfolio's results.

Ratios/supplemental data:
Fiscal period ended July 31,                                               2004(e)      2003       2002       2001       2000
Ratio of expenses to average daily net assets(a)                           .51%(c)      .62%       .47%       .55%       .59%
Ratio of net investment income (loss) to average daily net assets          .67%(c)      .59%       .37%       .09%       .09%
Portfolio turnover rate (excluding short-term securities)                   77%         205%       225%        41%        23%
Total return(b)                                                           8.22%(d)     9.73%    (29.17%)   (41.87%)    31.53%

Notes to financial highlights

(a) Expense ratio is based on total expenses of the Portfolio before reduction of earnings credits on cash balances. The ratio does not include feeder fund expenses.

(b) Total return is based on a calculated Portfolio NAV and does not reflect payment of a sales charge.

(c)  Adjusted to an annual basis.

(d)  Not annualized.

(e)  Six months ended Jan. 31, 2004 (Unaudited).

--------------------------------------------------------------------------------
18   -   AXP GROWTH FUND   -   2004 SEMIANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Growth Fund

Jan. 31, 2004 (Unaudited)
Assets
Investment in Portfolio (Note 1)                                                                          $ 3,520,930,603
Capital shares receivable                                                                                         822,977
                                                                                                                  -------
Total assets                                                                                                3,521,753,580
                                                                                                            -------------
Liabilities
Capital shares payable                                                                                            328,186
Accrued distribution fee                                                                                           38,222
Accrued service fee                                                                                                 1,012
Accrued transfer agency fee                                                                                        18,812
Accrued administrative services fee                                                                                 4,181
Other accrued expenses                                                                                            229,933
                                                                                                                  -------
Total liabilities                                                                                                 620,346
                                                                                                                  -------
Net assets applicable to outstanding capital stock                                                        $ 3,521,133,234
                                                                                                          ===============
Represented by
Capital stock -- $.01 par value (Note 1)                                                                  $     1,454,721
Additional paid-in capital                                                                                  4,551,579,077
Net operating loss                                                                                               (588,634)
Accumulated net realized gain (loss) (Note 5)                                                              (1,421,329,504)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                         390,017,574
                                                                                                              -----------
Total -- representing net assets applicable to outstanding capital stock                                  $ 3,521,133,234
                                                                                                          ===============
Net assets applicable to outstanding shares:               Class A                                        $ 2,331,265,023
                                                           Class B                                        $   803,255,630
                                                           Class C                                        $    14,112,295
                                                           Class Y                                        $   372,500,286
Net asset value per share of outstanding capital stock:    Class A shares                94,757,911       $         24.60
                                                           Class B shares                35,161,349       $         22.84
                                                           Class C shares                   617,752       $         22.84
                                                           Class Y shares                14,935,055       $         24.94
                                                                                         ----------       ---------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
19   -   AXP GROWTH FUND   -   2004 SEMIANNUAL REPORT

Statement of operations
AXP Growth Fund

Six months ended Jan. 31, 2004 (Unaudited)
Investment income
Income:
Dividends                                                                                                    $ 19,110,945
Interest                                                                                                        1,660,414
Fee income from securities lending                                                                                163,708
   Less foreign taxes withheld                                                                                   (133,292)
                                                                                                                 --------
Total income                                                                                                   20,801,775
                                                                                                               ----------
Expenses (Note 2):
Expenses allocated from Portfolio                                                                               8,988,148
Distribution fee
   Class A                                                                                                      2,884,657
   Class B                                                                                                      3,972,296
   Class C                                                                                                         65,916
Transfer agency fee                                                                                             3,595,428
Incremental transfer agency fee
   Class A                                                                                                        249,957
   Class B                                                                                                        195,193
   Class C                                                                                                          3,185
Service fee -- Class Y                                                                                            199,799
Administrative services fees and expenses                                                                         776,252
Compensation of board members                                                                                       7,067
Printing and postage                                                                                              403,600
Registration fees                                                                                                  27,758
Audit fees                                                                                                          5,000
Other                                                                                                              30,577
                                                                                                                   ------
Total expenses                                                                                                 21,404,833
   Earnings credits on cash balances (Note 2)                                                                     (14,424)
                                                                                                                  -------
Total net expenses                                                                                             21,390,409
                                                                                                               ----------
Investment income (loss) -- net                                                                                  (588,634)
                                                                                                                 --------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions                                                                                      169,024,438
   Foreign currency transactions                                                                                  (85,034)
                                                                                                                  -------
Net realized gain (loss) on investments                                                                       168,939,404
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                          97,249,639
                                                                                                               ----------
Net gain (loss) on investments and foreign currencies                                                         266,189,043
                                                                                                              -----------
Net increase (decrease) in net assets resulting from operations                                              $265,600,409
                                                                                                             ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
20   -   AXP GROWTH FUND   -   2004 SEMIANNUAL REPORT

Statements of changes in net assets
AXP Growth Fund
                                                                                        Jan. 31, 2004         July 31, 2003
                                                                                      Six months ended         Year ended
                                                                                         (Unaudited)
Operations
Investment income (loss) -- net                                                      $     (588,634)       $   (5,450,978)
Net realized gain (loss) on investments                                                 168,939,404          (462,429,500)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                    97,249,639           741,204,696
                                                                                         ----------           -----------
Net increase (decrease) in net assets resulting from operations                         265,600,409           273,324,218
                                                                                        -----------           -----------
Capital share transactions (Note 3)
Proceeds from sales
   Class A shares (Note 2)                                                              118,870,557           299,443,361
   Class B shares                                                                        50,719,975           108,759,258
   Class C shares                                                                         2,718,490             5,623,858
   Class Y shares                                                                        60,011,121           141,293,380
Payments for redemptions
   Class A shares                                                                      (226,619,558)         (425,072,323)
   Class B shares (Note 2)                                                              (80,161,060)         (240,971,184)
   Class C shares (Note 2)                                                               (1,490,861)           (1,739,474)
   Class Y shares                                                                      (116,008,278)         (258,890,708)
                                                                                       ------------          ------------
Increase (decrease) in net assets from capital share transactions                      (191,959,614)         (371,553,832)
                                                                                       ------------          ------------
Total increase (decrease) in net assets                                                  73,640,795           (98,229,614)
Net assets at beginning of period                                                     3,447,492,439         3,545,722,053
                                                                                      -------------         -------------
Net assets at end of period                                                          $3,521,133,234        $3,447,492,439
                                                                                     ==============        ==============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
21   -   AXP GROWTH FUND   -   2004 SEMIANNUAL REPORT

Notes to Financial Statements

AXP Growth Fund

(Unaudited as to Jan. 31, 2004)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Growth Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Growth Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board.
The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

Effective March 4, 2004, the Fund will offer an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares are made available through a separate prospectus supplement provided to investors eligible to purchase the shares.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Investment in Growth Portfolio

The Fund invests all of its assets in Growth Portfolio (the Portfolio), a series of Growth Trust (the Trust), an open-end investment company that has the same objectives as the Fund. The Portfolio invests primarily in common stocks and securities convertible into common stocks of U.S. and foreign companies that appear to offer growth opportunities.

The Fund records daily its share of the Portfolio's income, expenses and realized and unrealized gains and losses. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The Fund records its investment in the Portfolio at the value that is equal to the Fund's proportionate ownership interest in the Portfolio's net assets. The percentage of the Portfolio owned by the Fund as of Jan. 31, 2004 was 99.99%. Valuation of securities held by the Portfolio is discussed in Note 1 of the Portfolio's "Notes to financial statements" (included elsewhere in this report).

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

--------------------------------------------------------------------------------
22   -   AXP GROWTH FUND   -   2004 SEMIANNUAL REPORT

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to the shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

2. EXPENSES AND SALES CHARGES

In addition to the expenses allocated from the Portfolio, the Fund accrues its own expenses as follows:

The Fund has an agreement with AEFC to provide administrative services. Under an Administrative Services Agreement, the Fund pays AEFC a fee for administrative and accounting services at a percentage of the Fund's average daily net assets in reducing percentages 0.05% to 0.02% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees, and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o    Class A $19.50

o    Class B $20.50

o    Class C $20.00

o    Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

--------------------------------------------------------------------------------
23   -   AXP GROWTH FUND   -   2004 SEMIANNUAL REPORT

In addition, AECSC is entitled to charge an annual closed-account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is currently not effective.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $2,396,819 for Class A, $436,451 for Class B and $2,181 for Class C for the six months ended Jan.31, 2004.

During the six months ended Jan. 31, 2004, the Fund's transfer agency fees were reduced by $14,424 as a result of earnings credits from overnight cash balances.

3. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                        Six months ended Jan. 31, 2004
                                              Class A         Class B      Class C        Class Y
Sold                                        5,049,553       2,316,869      124,387      2,512,018
Issued for reinvested distributions                --              --           --             --
Redeemed                                   (9,561,348)     (3,632,096)     (67,551)    (4,792,818)
                                           ----------      ----------      -------     ----------
Net increase (decrease)                    (4,511,795)     (1,315,227)      56,836     (2,280,800)
                                           ----------      ----------       ------     ----------

                                                            Year ended July 31, 2003
                                              Class A         Class B      Class C        Class Y
Sold                                       13,842,204       5,510,181      283,408      6,670,940
Issued for reinvested distributions                --              --           --             --
Redeemed                                  (20,576,625)    (12,101,320)     (89,705)   (12,224,761)
                                          -----------     -----------      -------    -----------
Net increase (decrease)                    (6,734,421)     (6,591,139)     193,703     (5,553,821)
                                           ----------      ----------      -------     ----------

4. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. The Fund had no borrowings outstanding during the six months ended Jan. 31, 2004.

--------------------------------------------------------------------------------
24   -   AXP GROWTH FUND   -   2004 SEMIANNUAL REPORT

5. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund has a capital loss carry-over of $1,525,200,562 as of July 31, 2003, that will expire in 2010 through 2012 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

6. FINANCIAL HIGHLIGHTS
The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended July 31,                                              2004(g)      2003        2002        2001      2000
Net asset value, beginning of period                                    $22.80       $20.88      $29.68     $ 54.36    $42.14
Income from investment operations:
Net investment income (loss)                                               .02           --        (.04)       (.14)     (.14)
Net gains (losses) (both realized and unrealized)                         1.78         1.92       (8.74)     (22.34)    13.14
Total from investment operations                                          1.80         1.92       (8.78)     (22.48)    13.00
Less distributions:
Distributions from realized gains                                           --           --        (.02)      (2.20)     (.78)
Net asset value, end of period                                          $24.60       $22.80      $20.88     $ 29.68    $54.36

Ratios/supplemental data
Net assets, end of period (in millions)                                 $2,331       $2,263      $2,213      $3,851    $6,637
Ratio of expenses to average daily net assets(c)                         1.06%(d)     1.21%        .99%        .99%      .99%
Ratio of net investment income (loss) to average daily net assets         .12%(d)       --%       (.15%)      (.34%)    (.30%)
Portfolio turnover rate (excluding short-term securities)                  77%         205%        225%         41%       23%
Total return(e)                                                          7.89%(f)     9.20%     (29.59%)    (42.14%)   31.01%

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
25   -   AXP GROWTH FUND   -   2004 SEMIANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended July 31,                                             2004(g)       2003        2002        2001      2000
Net asset value, beginning of period                                   $21.25        $19.61      $28.11     $ 52.02    $40.65
Income from investment operations:
Net investment income (loss)                                             (.07)         (.17)       (.25)       (.42)     (.46)
Net gains (losses) (both realized and unrealized)                        1.66          1.81       (8.23)     (21.29)    12.61
Total from investment operations                                         1.59          1.64       (8.48)     (21.71)    12.15
Less distributions:
Distributions from realized gains                                          --            --        (.02)      (2.20)     (.78)
Net asset value, end of period                                         $22.84        $21.25      $19.61     $ 28.11    $52.02

Ratios/supplemental data
Net assets, end of period (in millions)                                  $803          $775        $845      $1,510    $2,468
Ratio of expenses to average daily net assets(c)                        1.84%(d)      1.99%       1.77%       1.75%     1.75%
Ratio of net investment income (loss) to average daily net assets       (.65%)(d)     (.77%)      (.93%)     (1.11%)   (1.06%)
Portfolio turnover rate (excluding short-term securities)                 77%          205%        225%         41%       23%
Total return(e)                                                         7.48%(f)      8.36%     (30.18%)    (42.57%)   30.02%

Class C
Per share income and capital changes(a)
Fiscal period ended July 31,                                             2004(g)       2003        2002        2001      2000(b)
Net asset value, beginning of period                                   $21.25        $19.62      $28.12     $ 52.03    $52.65
Income from investment operations:
Net investment income (loss)                                             (.07)         (.17)       (.21)       (.42)     (.04)
Net gains (losses) (both realized and unrealized)                        1.66          1.80       (8.27)     (21.29)     (.58)
Total from investment operations                                         1.59          1.63       (8.48)     (21.71)     (.62)
Less distributions:
Distributions from realized gains                                          --            --        (.02)      (2.20)       --
Net asset value, end of period                                         $22.84        $21.25      $19.62     $ 28.12    $52.03

Ratios/supplemental data
Net assets, end of period (in millions)                                   $14           $12          $7          $9        $1
Ratio of expenses to average daily net assets(c)                        1.83%(d)      2.01%       1.80%       1.75%     1.75%(d)
Ratio of net investment income (loss) to average daily net assets       (.65%)(d)     (.81%)      (.96%)     (1.10%)   (1.30%)(d)
Portfolio turnover rate (excluding short-term securities)                 77%          205%        225%         41%       23%
Total return(e)                                                         7.48%(f)      8.31%     (30.17%)    (42.56%)   (1.18%)(f)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
26   -   AXP GROWTH FUND   -   2004 SEMIANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended July 31,                                             2004(g)       2003        2002        2001      2000
Net asset value, beginning of period                                   $23.09        $21.11      $29.96     $ 54.75    $42.37
Income from investment operations:
Net investment income (loss)                                              .04           .04          --        (.07)     (.06)
Net gains (losses) (both realized and unrealized)                        1.81          1.94       (8.83)     (22.52)    13.22
Total from investment operations                                         1.85          1.98       (8.83)     (22.59)    13.16
Less distributions:
Distributions from realized gains                                          --            --        (.02)      (2.20)     (.78)
Net asset value, end of period                                         $24.94        $23.09      $21.11     $ 29.96    $54.75

Ratios/supplemental data
Net assets, end of period (in millions)                                  $373          $398        $481        $974    $1,551
Ratio of expenses to average daily net assets(c)                         .89%(d)      1.03%        .82%        .83%      .83%
Ratio of net investment income (loss) to average daily net assets        .31%(d)       .18%        .02%       (.18%)    (.14%)
Portfolio turnover rate (excluding short-term securities)                 77%          205%        225%         41%       23%
Total return(e)                                                         8.01%(f)      9.38%     (29.48%)    (42.04%)   31.20%

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

(g)  Six months ended Jan. 31, 2004 (Unaudited).

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the Web site americanexpress.com/funds; or by searching the Web site of the Securities and Exchange Commission http://www.sec.gov. You may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283. In addition, after Aug. 1, 2004, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available at http://www.sec.gov.

--------------------------------------------------------------------------------
27   -   AXP GROWTH FUND   -   2004 SEMIANNUAL REPORT

(logo)
AMERICAN
   EXPRESS
(R)

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

AXP(R)
   Large Cap
        Equity
           Fund

                                                               Semiannual Report
                                                            for the Period Ended
                                                                   Jan. 31, 2004

AXP Large Cap Equity Fund seeks to provide shareholders with long-term growth of capital.

(logo)                                                                   (logo)
American                                                                AMERICAN
  Express(R)                                                             EXPRESS
Funds                                                                   (R)

Table of Contents

Fund Snapshot                                                         3

Questions & Answers
   with Portfolio Management                                          4

Investments in Securities                                             8

Financial Statements                                                 11

Notes to Financial Statements                                        14

Proxy Voting                                                         22

(logo) Dalbar

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

--------------------------------------------------------------------------------
2   --   AXP LARGE CAP EQUITY FUND   --   2004 SEMIANNUAL REPORT

Fund Snapshot
        AS OF JAN. 31, 2004

PORTFOLIO MANAGER

Portfolio manager                                            Doug Chase
Since                                                              3/02
Years in industry                                                    12

FUND OBJECTIVE

The Fund seeks to provide shareholders with long-term growth of capital.

Inception dates
A: 3/28/02      B: 3/28/02      C: 3/28/02      Y: 3/28/02

Ticker symbols
A: ALEAX        B: ALEBX        C: --           Y: --

Total net assets                                         $300.2 million

Number of holdings                                                  100

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

       STYLE
VALUE  BLEND  GROWTH
         X            LARGE
                      MEDIUM  SIZE
                      SMALL

SECTOR COMPOSITION

Percentage of portfolio assets

(pie chart)

Health care 22.3%
Financials 20.0%
Consumer discretionary 13.5%
Technology 13.2%
Consumer staples 10.3%
Industrials 7.2%
Energy 6.5%
Materials 3.5%
Short-term securities 2.5%
Telecommunications 0.5%
Utilities 0.5%

TOP TEN HOLDINGS

Percentage of portfolio assets

Pfizer (Health care products)                                       6.7%
Citigroup (Finance companies)                                       4.9
Cendant (Media)                                                     3.3
Viacom Cl B (Leisure time & entertainment)                          3.2
PepsiCo (Beverages & tobacco)                                       2.9
Microsoft (Computer software & services)                            2.9
Colgate-Palmolive (Household products)                              2.7
Fannie Mae (Financial services)                                     2.5
Procter & Gamble (Household products)                               2.4
McKesson (Health care services)                                     2.3

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Stock prices of established companies that pay dividends may be less volatile than the stock market as a whole.

Fund holdings are subject to change.

--------------------------------------------------------------------------------
3   --   AXP LARGE CAP EQUITY FUND   --   2004 SEMIANNUAL REPORT

Questions & Answers
        WITH PORTFOLIO MANAGEMENT

Below, Portfolio Manager Doug Chase discusses AXP(R) Large Cap Equity Fund's results and positioning for the first half of fiscal year 2004.

Q: How did the AXP Large Cap Equity Fund perform for the six months ended Jan. 31, 2004?

A: AXP Large Cap Equity Fund's Class A shares advanced 11.85%, excluding sales charge, for the six months ended Jan. 31, 2004. This was less than the Fund's benchmark, the Russell 1000(R) Index, which advanced 15.52% for the period. The Fund also underperformed its peers as represented by the Lipper Large-Cap Core Funds Index, which gained 13.12% over the same time frame.

Q:   What factors significantly  affected performance?

A: While the Fund benefited from the stock market's ongoing rally, in this most recent six-month period, it lagged its benchmark and peers for two primary reasons, 1) we favored stable growth companies with sound balance sheets while the market rewarded owners of unproven, more volatile companies, and 2) we focused on large-cap companies while the market rewarded smaller and less well-capitalized companies. During the semiannual period, smaller capitalization stocks, in general, performed better than more established companies. This trend, which was evident even within the large-cap oriented S&P 500 Index, negatively affected the Fund's relative performance.

(bar chart)

                        PERFORMANCE COMPARISON
             For the six-month period ended Jan. 31, 2004
20%
                                 (bar 2)
15%           (bar 1)            +15.52%           (bar 3)
              +11.85%                              +13.12%
10%

 5%

 0%

(bar 1)  Large Cap Equity Fund Class A (excluding sales charge)
(bar 2)  Russell 1000(R) Index(1) (unmanaged)
(bar 3)  Lipper Large-Cap Core Funds Index(2)

(1) The Russell 1000(R) Index, an unmanaged index, measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, a broad measure of equity market performance.

(2) Lipper Large-Cap Core Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

Past performance is no guarantee of future results. The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

--------------------------------------------------------------------------------
4   --   AXP LARGE CAP EQUITY FUND   --   2004 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote)> We have been making a concerted effort to move money into more stable growth stocks and out of companies that require record levels of profitability to justify their current share prices. (end callout quote)

     At the start of our fiscal period, we made a strategic decision to emphasize stable growth companies because our research inputs suggested that economically sensitive stocks were discounting improved profits in the near term. As it turned out, economic growth and corporate earnings were stronger than anticipated. In that environment, more economically sensitive sectors such as materials, industrials, technology, consumer discretionary and telecommunications

AVERAGE ANNUAL TOTAL RETURNS

                             Class A                Class B                   Class C                    Class Y
(Inception dates)           (3/28/02)              (3/28/02)                 (3/28/02)                  (3/28/02)
                        NAV(1)      POP(2)     NAV(1)    After CDSC(3) NAV(1)    After CDSC(4)      NAV(5)      POP(5)
as of Jan. 31, 2004
6 months*             +11.85%     +5.43%     +11.42%      +7.42%     +11.39%      +10.39%         +11.87%     +11.87%
1 year                +30.93%    +23.40%     +29.65%     +25.65%     +29.57%      +29.57%         +30.89%     +30.89%
Since inception        +0.77%     -2.41%      -0.09%      -2.24%      +0.02%       +0.02%          +0.90%      +0.90%

as of Dec. 31, 2003
6 months*             +10.95%     +4.58%     +10.26%      +5.26%     +10.24%       +9.24%         +10.72%     +10.72%
1 year                +27.57%    +20.24%     +26.29%     +22.29%     +26.23%      +26.23%         +27.54%     +27.54%
Since inception        +0.35%     -2.97%      -0.56%      -2.80%      -0.45%       -0.45%          +0.48%      +0.48%

The performance information shown represents the past performance and is not a guarantee of future results. The value of your investment and returns will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (888) 723-8476 or visiting www.americanexpress.com/funds. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

* Not annualized.

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

--------------------------------------------------------------------------------
5   --   AXP LARGE CAP EQUITY FUND   --   2004 SEMIANNUAL REPORT

Questions & Answers

     outperformed, while consumer staples, health care and utilities -- the more stable growth sectors -- lagged.

     The portfolio's larger-than-index position in health care detracted from relative performance, as did its lower-than-index position in technology. Moreover, we had moved the Fund to a lower-than-index position in consumer discretionary stocks over the course of the past year, which proved a disadvantage in the near term given that sector's strong relative performance.

     The portfolio's higher-than-index position in the industrial sector benefited relative return. Cendant, in particular, a real estate and travel services company, was a strong performer for the Fund. The portfolio's larger-than-index position in energy benefited relative performance as well, particularly as these stocks rallied in late autumn.

Q:   What changes were made to the portfolio during the period?

A: In August 2003, at the start of our fiscal period, we began to scale back the Fund's exposure to cyclical stocks by reducing our positions in the retail, industrial and materials sectors. Although this move hampered the Fund's performance during the past six months, we remain wary of these sectors because we believe expectations priced into many of these stocks are much too high.

     We added to media stocks in the portfolio during the period. Although media is a cyclical sector, so far it has not kept pace with the other cyclical sectors and, therefore, in our view, has room for further price appreciation. While we did take some profits in a handful of media stocks that had been strong performers for the Fund, including AOL Time Warner, we continue to hold significant positions in some of media stocks, including Viacom, our largest individual overweight in media relative to the benchmark.

     Late in the period, we trimmed some of our position in pharmaceutical firm Wyeth, which had appreciated significantly, and used a portion of the proceeds to add a broader mix of pharmaceutical stocks including Johnson & Johnson, Forest Labs and Novartis. We maintained a higher-than-index position in health care despite recent weakness because longer term, we believe earnings in the health care industry will grow at rates faster than the market overall due to demographic factors, specifically the aging of the U.S. population. The Fund's health care position is well-diversified among pharmaceutical firms, biotechnology companies, hospitals, medical device providers and drug distributors. In the near term, because we have some concern that health care stocks may suffer from rhetoric related to the presidential election, we will likely be a bit cautious in adding further to the health care sector, but may take advantage of any election-related declines to add to some existing positions given our constructive long-term views.

--------------------------------------------------------------------------------
6   --   AXP LARGE CAP EQUITY FUND   --   2004 SEMIANNUAL REPORT

Questions & Answers

     Among other changes, we trimmed our energy position, particularly in December after the energy stocks rallied. We also reduced our position in General Electric following its recent advance because we are skeptical of the company's ability to grow earnings this year. We maintained some exposure to industrials and energy, and have kept the Fund's weighting in the materials sector similar to that of the index. This positioning should contribute to the Fund's performance should the economy continue to deliver unusually strong growth. Within each of those sectors we have focused on selected companies that we believe demonstrate quality growth.

Q:   How will you manage the Fund in the coming months?

A: Regardless of the economic environment, we expect to continue to adhere to our strategy of identifying stocks with strong fundamentals, sustainable growth rates and reasonable valuations. More cyclical stocks, in our view, are already trading at valuations which discount strong 2005 earnings growth. One key issue for the market and for our investment style in 2004 is whether large-cap stocks can regain market leadership from small-cap stocks. We believe several factors support such an outcome. First, the overvaluation of small-caps versus large-caps suggests that a period of large-cap outperformance may be due. Other factors favoring large-caps include the decline in the U.S. dollar, which has made U.S. exports more competitive, and the possibility of higher interest rates. Small-cap companies generally don't benefit from export growth the way large-cap companies do. In addition, smaller companies are often more dependent on borrowed money and could suffer from either expectations of rising interest rates or actual rate increases.

     Consumer staples is a sector that looks interesting to us now precisely because it is one of the most multi-national groups in the market and could benefit from the lower dollar. Anywhere you travel globally, you will find the products of U.S. based multinationals -- from cola to razor blades to detergents. We think such companies are attractive given the improved export environment.

     Currently, we believe the most attractive market opportunities are in growth stocks that have a high degree of stability to their growth. These stocks have become cheaper relative to the market; yet in any given year, they tend to grow earnings faster than the S&P 500 Index. We have been making a concerted effort to move money into more stable growth stocks and out of companies that require record levels of profitability to justify their current share prices.

     Given the improving global economy, the weak dollar, and large-cap relative underperformance in 2003, we think the environment may be more favorable for large stocks in 2004 and we consider the portfolio well positioned for such a scenario.

--------------------------------------------------------------------------------
7   --   AXP LARGE CAP EQUITY FUND   --   2004 SEMIANNUAL REPORT

Investments in Securities

AXP Large Cap Equity Fund

Jan. 31, 2004 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common stocks (98.5%)
Issuer                                            Shares           Value(a)

Aerospace & defense (2.6%)
Empresa Brasileira de
   Aeronautica ADR                                  21,550(c)        $635,079
Lockheed Martin                                     57,125          2,777,418
Northrop Grumman                                    16,261          1,572,601
United Technologies                                 29,468          2,815,372
Total                                                               7,800,470

Banks and savings & loans (3.5%)
Bank of America                                     56,700          4,618,782
U.S. Bancorp                                        60,700          1,715,989
Washington Mutual                                   23,600          1,045,480
Wells Fargo                                         55,700          3,197,737
Total                                                              10,577,988

Beverages & tobacco (5.3%)

Altria Group                                        89,100          4,953,069
Anheuser-Busch Companies                            13,800            699,936
Coca-Cola                                           30,800          1,516,592
PepsiCo                                            184,624          8,725,330
Total                                                              15,894,927

Broker dealers (1.8%)
Merrill Lynch & Co                                  44,201          2,598,577
Morgan Stanley                                      49,300          2,869,753
Total                                                               5,468,330

Building materials & construction (0.5%)
American Standard                                   14,000(b)       1,486,800

Cable (0.6%)
EchoStar Communications Cl A                        25,400(b)         927,100
NTL                                                 15,369(b)       1,019,579
Total                                                               1,946,679

Cellular telecommunications (0.5%)
Nextel Communications Cl A                          57,400(b)       1,514,786

Chemicals (1.5%)
Dow Chemical                                        54,645          2,292,358
Lyondell Chemical                                  122,892          2,106,369
Total                                                               4,398,727

Computer hardware (4.8%)
Cisco Systems                                      217,400(b)       5,574,136
Dell                                               113,700(b)       3,805,539
Hewlett-Packard                                    179,300          4,265,547
NVIDIA                                              30,200(b)         671,950
Total                                                              14,317,172

Computer software & services (4.4%)
Affiliated Computer Services Cl A                   12,200(b)         676,490
BMC Software                                        38,100(b)         758,190
Investors Financial Services                        12,200            505,568
Microsoft                                          315,200          8,715,280
Oracle                                             120,800(b)       1,668,248
VERITAS Software                                    23,700(b)         778,782
Total                                                              13,102,558

Electronics (4.2%)
Analog Devices                                      39,021          1,867,155
Applied Materials                                   40,600(b)         883,456
Intel                                              189,100          5,786,460
Jabil Circuit                                       18,000(b)         532,800
KLA-Tencor                                          26,300(b)       1,500,941
STMicroelectronics                                  53,000(c)       1,422,520
Taiwan Semiconductor Mfg ADR                        67,600(c)         755,768
Total                                                              12,749,100

Energy (5.2%)
ChevronTexaco                                       49,100          4,239,785
ConocoPhillips                                      41,873          2,758,593
Devon Energy                                        25,500          1,439,730
Exxon Mobil                                        158,746          6,475,250
Newfield Exploration                                16,800(b)         792,792
Total                                                              15,706,150

Energy equipment & services (1.3%)
Halliburton                                         54,200          1,634,130
Noble                                               40,400(b)       1,498,840
Weatherford Intl                                    19,400(b)         782,208
Total                                                               3,915,178

Finance companies (4.9%)
Citigroup                                          298,008         14,745,436

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
8   --   AXP LARGE CAP EQUITY FUND   --   2004 SEMIANNUAL REPORT

Issuer                                            Shares           Value(a)

Financial services (4.9%)
Capital One Financial                               18,500         $1,314,980
Countrywide Financial                               32,033          2,676,357
Fannie Mae                                          96,797          7,463,049
MBNA                                               116,927          3,152,352
Total                                                              14,606,738

Health care products (16.0%)
Amgen                                               64,900(b)       4,185,401
Baxter Intl                                         74,200          2,162,930
Boston Scientific                                   42,100(b)       1,717,259
Forest Laboratories                                 47,100(b)       3,508,479
Gilead Sciences                                     12,100(b)         663,927
Johnson & Johnson                                  127,200          6,795,024
Medtronic                                           40,700          2,003,254
Merck & Co                                          32,700          1,556,520
Novartis ADR                                        71,200(c)       3,214,680
Pfizer                                             551,900         20,216,096
Teva Pharmaceutical Inds ADR                        12,200(c)         763,598
Wyeth                                               34,300          1,404,585
Total                                                              48,191,753

Health care services (6.5%)
AmerisourceBergen                                   79,655          4,385,008
Anthem                                              19,800(b)       1,619,244
Cardinal Health                                     56,400          3,615,804
Caremark Rx                                         30,100(b)         805,175
HCA                                                 37,000          1,661,300
McKesson                                           242,666          7,129,527
Tenet Healthcare                                    24,300(b)         301,320
Total                                                              19,517,378

Household products (5.1%)
Colgate-Palmolive                                  159,400          8,172,438
Procter & Gamble                                    70,658          7,142,111
Total                                                              15,314,549

Insurance (5.1%)
ACE                                                 35,047(c)       1,521,741
Allstate                                            74,800          3,400,408
American Intl Group                                 54,494          3,784,608
Chubb                                               65,600          4,689,744
Hartford Financial Services Group                   18,300          1,177,422
MBIA                                                12,000            756,000
Total                                                              15,329,923

Leisure time & entertainment (4.3%)
Mattel                                             172,100          3,254,411
Viacom Cl B                                        239,200          9,639,760
Total                                                              12,894,171

Machinery (0.8%)
Caterpillar                                         30,156          2,356,088

Media (6.9%)
Cendant                                            444,435(b)      10,066,453
Disney (Walt)                                      248,200          5,956,800
InterActiveCorp                                     48,100(b)       1,558,440
Liberty Media Cl A                                 135,200(b)       1,573,728
Tribune                                             29,400          1,504,986
Total                                                              20,660,407

Multi-industry (3.9%)
Accenture Cl A                                      32,500(b,c)       769,275
General Electric                                   186,850          6,283,766
ITT Inds                                             9,800            730,492
Tyco Intl                                          143,000(c)       3,825,250
Total                                                              11,608,783

Paper & packaging (0.9%)
Avery Dennison                                      30,600          1,902,096
Weyerhaeuser                                        11,500            706,790
Total                                                               2,608,886

Precious metals (0.7%)
Freeport McMoRan Cooper &
   Gold Cl B                                        54,441          2,006,695

Retail -- general (1.8%)
Best Buy                                            62,800          3,164,492
Wal-Mart Stores                                     41,100          2,213,235
Total                                                               5,377,727

Utilities -- electric (0.5%)
Exelon                                              11,029            738,722
FirstEnergy                                         20,500            769,160
Total                                                               1,507,882

Total common stocks
(Cost: $275,975,071)                                             $295,605,281

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
9   --   AXP LARGE CAP EQUITY FUND   --   2004 SEMIANNUAL REPORT

Short-term securities (2.6%)
Issuer                Annualized              Amount               Value(a)
                     yield on date          payable at
                      of purchase            maturity

U.S. government agencies (2.1%)
Federal Home Loan Mtge Corp Disc Nts
  03-04-04              1.01%               $2,000,000             $1,998,173
  04-06-04              1.03                 1,700,000              1,696,947
Federal Natl Mtge Assn Disc Nt
  02-19-04              1.07                 2,500,000              2,498,616
Total                                                               6,193,736

Commercial paper (0.5%)
General Electric Capital
  02-02-04              1.02                 1,600,000              1,599,864

Total short-term securities
(Cost: $7,793,436)                                                 $7,793,600

Total investments in securities
(Cost: $283,768,507)(d)                                          $303,398,881

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of Jan. 31, 2004, the value of foreign securities represented 4.3% of net assets.

(d) At Jan. 31, 2004, the cost of securities for federal income tax purposes was approximately $283,769,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                      $21,748,000
     Unrealized depreciation                                       (2,118,000)
                                                                   ----------
     Net unrealized appreciation                                  $19,630,000
                                                                  -----------

--------------------------------------------------------------------------------
10   --   AXP LARGE CAP EQUITY FUND   --   2004 SEMIANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Large Cap Equity Fund
Jan. 31, 2004 (Unaudited)
Assets
Investments in securities, at value (Note 1)
   (identified cost $283,768,507)                                                                      $303,398,881
Capital shares receivable                                                                                 1,226,438
Dividends and accrued interest receivable                                                                   268,925
Receivable for investment securities sold                                                                 6,652,596
                                                                                                          ---------
Total assets                                                                                            311,546,840
                                                                                                        -----------
Liabilities
Disbursements in excess of cash on demand deposit                                                            15,207
Capital shares payable                                                                                       83,596
Payable for investment securities purchased                                                              11,204,114
Accrued investment management services fee                                                                    4,905
Accrued distribution fee                                                                                      3,901
Accrued transfer agency fee                                                                                   1,587
Accrued administrative services fee                                                                             409
Other accrued expenses                                                                                       70,001
                                                                                                             ------
Total liabilities                                                                                        11,383,720
                                                                                                         ----------
Net assets applicable to outstanding capital stock                                                     $300,163,120
                                                                                                       ============
Represented by
Capital stock -- $.01 par value (Note 1)                                                               $    606,864
Additional paid-in capital                                                                              274,008,454
Excess of distributions over net investment income                                                          (62,598)
Accumulated net realized gain (loss)                                                                      5,980,026
Unrealized appreciation (depreciation) on investments                                                    19,630,374
                                                                                                         ----------
Total -- representing net assets applicable to outstanding capital stock                               $300,163,120
                                                                                                       ============
Net assets applicable to outstanding shares:                Class A                                    $209,149,913
                                                            Class B                                    $ 85,452,326
                                                            Class C                                    $  5,466,086
                                                            Class Y                                    $     94,795
Net asset value per share of outstanding capital stock:     Class A shares          42,113,097         $       4.97
                                                            Class B shares          17,440,845         $       4.90
                                                            Class C shares           1,113,414         $       4.91
                                                            Class Y shares              19,019         $       4.98
                                                                                        ------         ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
11   --   AXP LARGE CAP EQUITY FUND   --   2004 SEMIANNUAL REPORT

Statement of operations
AXP Large Cap Equity Fund

Six months ended Jan. 31, 2004 (Unaudited)
Investment income
Income:
Dividends                                                                                               $ 1,583,906
Interest                                                                                                     52,922
   Less foreign taxes withheld                                                                               (3,763)
                                                                                                             ------
Total income                                                                                              1,633,065
                                                                                                          ---------
Expenses (Note 2):
Investment management services fee                                                                          620,137
Distribution fee
   Class A                                                                                                  175,518
   Class B                                                                                                  294,882
   Class C                                                                                                   18,288
Transfer agency fee                                                                                         185,768
Incremental transfer agency fee
   Class A                                                                                                   13,657
   Class B                                                                                                   10,557
   Class C                                                                                                      663
Service fee -- Class Y                                                                                           32
Administrative services fees and expenses                                                                    51,241
Compensation of board members                                                                                 4,618
Custodian fees                                                                                              117,032
Printing and postage                                                                                         59,546
Registration fees                                                                                            46,797
Audit fees                                                                                                    8,500
Other                                                                                                         3,829
                                                                                                              -----
Total expenses                                                                                            1,611,065
 Expenses waived/reimbursed by AEFC (Note 2)                                                               (105,091)
                                                                                                           --------
                                                                                                          1,505,974
 Earnings credits on cash balances (Note 2)                                                                    (679)
                                                                                                               ----
Total net expenses                                                                                        1,505,295
                                                                                                          ---------
Investment income (loss) -- net                                                                             127,770
                                                                                                            -------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on security transactions (Note 3)                                                9,726,957
Net change in unrealized appreciation (depreciation) on investments                                      13,832,507
                                                                                                         ----------
Net gain (loss) on investments                                                                           23,559,464
                                                                                                         ----------
Net increase (decrease) in net assets resulting from operations                                         $23,687,234
                                                                                                        ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
12   --   AXP LARGE CAP EQUITY FUND   --   2004 SEMIANNUAL REPORT

Statements of changes in net assets
AXP Large Cap Equity Fund
                                                                                     Jan. 31, 2004    July 31, 2003
                                                                                   Six months ended    Year ended
                                                                                      (Unaudited)
Operations and distributions
Investment income (loss) -- net                                                      $    127,770      $       (820)
Net realized gain (loss) on security transactions                                       9,726,957         1,719,341
Net change in unrealized appreciation (depreciation) on investments                    13,832,507         7,080,694
                                                                                       ----------         ---------
Net increase (decrease) in net assets resulting from operations                        23,687,234         8,799,215
                                                                                       ----------         ---------
Distributions to shareholders from:
   Net investment income
     Class A                                                                             (190,269)          (27,013)
     Class Y                                                                                  (99)              (21)
   Net realized gain
     Class A                                                                           (3,195,536)               --
     Class B                                                                           (1,348,779)               --
     Class C                                                                              (87,464)               --
     Class Y                                                                               (1,277)               --
                                                                                       ----------           -------
Total distributions                                                                    (4,823,424)          (27,034)
                                                                                       ----------           -------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                            120,257,281        72,641,134
   Class B shares                                                                      46,497,071        31,826,112
   Class C shares                                                                       3,306,352         1,776,439
   Class Y shares                                                                          34,611            35,963
Reinvestment of distributions at net asset value
   Class A shares                                                                       3,355,408            25,435
   Class B shares                                                                       1,328,324                --
   Class C shares                                                                          83,247                --
   Class Y shares                                                                           1,184                13
Payments for redemptions
   Class A shares                                                                     (10,888,872)       (6,855,152)
   Class B shares (Note 2)                                                             (3,276,914)       (4,072,868)
   Class C shares (Note 2)                                                               (312,463)         (107,435)
   Class Y shares                                                                          (7,963)           (1,872)
                                                                                           ------            ------
Increase (decrease) in net assets from capital share transactions                     160,377,266        95,267,769
                                                                                      -----------        ----------
Total increase (decrease) in net assets                                               179,241,076       104,039,950
Net assets at beginning of period                                                     120,922,044        16,882,094
                                                                                      -----------        ----------
Net assets at end of period                                                          $300,163,120      $120,922,044
                                                                                     ============      ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
13   --   AXP LARGE CAP EQUITY FUND   --   2004 SEMIANNUAL REPORT

Notes to Financial Statements

AXP Large Cap Equity Fund

(Unaudited as to Jan. 31, 2004)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Growth Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Growth Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in equity securities of companies with a market capitalization greater than $5 billion at the time of purchase.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

Effective March 4, 2004, the Fund will offer an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares are made available through a separate prospectus supplement provided to investors eligible to purchase the shares.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

--------------------------------------------------------------------------------
14   --   AXP LARGE CAP EQUITY FUND   --   2004 SEMIANNUAL REPORT

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. American Express Financial Corporation (AEFC) may use fair value if a security's value has been materially affected by events after the close of the primary exchanges or markets on which the security is traded and before the NAV is calculated. The fair value of a security may be different from the quoted or published price. AEFC will price a security at fair value in accordance with procedures adopted by the Fund and board if a reliable market quotation is not readily available. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

--------------------------------------------------------------------------------
15   --   AXP LARGE CAP EQUITY FUND   --   2004 SEMIANNUAL REPORT

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

--------------------------------------------------------------------------------
16   --   AXP LARGE CAP EQUITY FUND   --   2004 SEMIANNUAL REPORT

2. EXPENSES AND SALES CHARGES

The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.60% to 0.48% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Large-Cap Core Funds Index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment increased the fee by $10,797 for the six months ended Jan 31, 2004.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.05% to 0.02% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o   Class A $19.50

o   Class B $20.50

o   Class C $20.00

o   Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

In addition, AECSC is entitled to charge an annual closed-account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is currently not effective.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

--------------------------------------------------------------------------------
17   --   AXP LARGE CAP EQUITY FUND   --   2004 SEMIANNUAL REPORT

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $1,244,280 for Class A, $25,947 for Class B and $977 for Class C for the six months ended Jan. 31, 2004.

For the six months ended Jan. 31, 2004, AEFC and its affiliates waived certain fees and expenses to 1.25% for Class A, 2.01% for Class B, 2.00% for Class C and 1.07% for Class Y. In addition, AEFC and its affiliates have agreed to waive certain fees and expenses until July 31, 2004. Under this agreement, net expenses will not exceed 1.25% for Class A, 2.01% for Class B, 2.01% for Class C and 1.07% for Class Y of the Fund's average daily net assets.

During the six months ended Jan. 31, 2004, the Fund's custodian and transfer agency fees were reduced by $679 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $284,375,066 and $122,438,707, respectively, for the six months ended Jan. 31, 2004. Realized gains and losses are determined on an identified cost basis.

Brokerage clearing fees paid to brokers affiliated with AEFC were $2,520 for the six months ended Jan. 31, 2004.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                        Six months ended Jan. 31, 2004
                                              Class A       Class B       Class C     Class Y
Sold                                       25,332,347     9,931,924       705,174       6,999
Issued for reinvested distributions           691,839       277,312        17,343         244
Redeemed                                   (2,285,138)     (697,705)      (65,930)     (1,701)
                                           ----------      --------       -------      ------
Net increase (decrease)                    23,739,048     9,511,531       656,587       5,542
                                           ----------     ---------       -------       -----

                                                           Year ended July 31, 2003
                                              Class A       Class B       Class C      Class Y
Sold                                       17,273,053     7,641,133       426,869       8,203
Issued for reinvested distributions             6,391            --            --           3
Redeemed                                   (1,688,951)     (977,921)      (25,450)       (400)
                                           ----------      --------       -------        ----
Net increase (decrease)                    15,590,493     6,663,212       401,419       7,806
                                           ----------     ---------       -------       -----

--------------------------------------------------------------------------------
18   --   AXP LARGE CAP EQUITY FUND   --   2004 SEMIANNUAL REPORT

5. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. The Fund had no borrowings outstanding during the six months ended Jan. 31, 2004.

6. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended July 31,                                                        2004(k)      2003         2002(b)
Net asset value, beginning of period                                               $4.53        $4.11         $5.00
Income from investment operations:
Net investment income (loss)                                                         .01          .01            --
Net gains (losses) (both realized and unrealized)                                    .53          .41          (.89)
Total from investment operations                                                     .54          .42          (.89)
Less distributions:
Dividends from net investment income                                                (.01)          --            --
Distributions from realized gains                                                   (.09)          --            --
Total distributions                                                                 (.10)          --            --
Net asset value, end of period                                                     $4.97        $4.53         $4.11

Ratios/supplemental data
Net assets, end of period (in millions)                                             $209          $83           $11
Ratio of expenses to average daily net assets(c),(e)                               1.25%(d)     1.25%         1.25%(d)
Ratio of net investment income (loss) to average daily net assets                   .36%(d)      .24%         (.11%)(d)
Portfolio turnover rate (excluding short-term securities)                            63%         135%           88%
Total return(i)                                                                   11.85%(j)    10.22%       (17.80%)(j)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
19   --   AXP LARGE CAP EQUITY FUND   --   2004 SEMIANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended July 31,                                                        2004(k)      2003         2002(b)
Net asset value, beginning of period                                               $4.48        $4.10         $5.00
Income from investment operations:
Net investment income (loss)                                                        (.01)        (.01)         (.01)
Net gains (losses) (both realized and unrealized)                                    .52          .39          (.89)
Total from investment operations                                                     .51          .38          (.90)
Less distributions:
Distributions from realized gains                                                   (.09)          --            --
Net asset value, end of period                                                     $4.90        $4.48         $4.10

Ratios/supplemental data
Net assets, end of period (in millions)                                              $85          $36            $5
Ratio of expenses to average daily net assets(c),(f)                               2.01%(d)     2.01%         2.01%(d)
Ratio of net investment income (loss) to average daily net assets                  (.40%)(d)    (.52%)        (.86%)(d)
Portfolio turnover rate (excluding short-term securities)                            63%         135%           88%
Total return(i)                                                                   11.42%(j)     9.27%       (18.00%)(j)

Class C
Per share income and capital changes(a)
Fiscal period ended July 31,                                                        2004(k)      2003         2002(b)
Net asset value, beginning of period                                               $4.49        $4.10         $5.00
Income from investment operations:
Net investment income (loss)                                                        (.01)        (.01)         (.01)
Net gains (losses) (both realized and unrealized)                                    .52          .40          (.89)
Total from investment operations                                                     .51          .39          (.90)
Less distributions:
Distributions from realized gains                                                   (.09)          --            --
Net asset value, end of period                                                     $4.91        $4.49         $4.10

Ratios/supplemental data
Net assets, end of period (in millions)                                               $5           $2           $--
Ratio of expenses to average daily net assets(c),(g)                               2.00%(d)     2.01%         2.01%(d)
Ratio of net investment income (loss) to average daily net assets                  (.38%)(d)    (.53%)        (.92%)(d)
Portfolio turnover rate (excluding short-term securities)                            63%         135%           88%
Total return(i)                                                                   11.39%(j)     9.51%       (18.00%)(j)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
20   --   AXP LARGE CAP EQUITY FUND   --   2004 SEMIANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended July 31,                                                       2004(k)       2003         2002(b)
Net asset value, beginning of period                                               $4.54        $4.11         $5.00
Income from investment operations:
Net investment income (loss)                                                         .01          .01           --
Net gains (losses) (both realized and unrealized)                                    .53          .42          (.89)
Total from investment operations                                                     .54          .43          (.89)
Less distributions:
Dividends from net investment income                                                (.01)          --            --
Distributions from realized gains                                                   (.09)          --            --
Total distributions                                                                 (.10)          --            --
Net asset value, end of period                                                     $4.98        $4.54         $4.11

Ratios/supplemental data
Net assets, end of period (in millions)                                              $--          $--           $--
Ratio of expenses to average daily net assets(c),(h)                               1.07%(d)     1.07%         1.07%(d)
Ratio of net investment income (loss) to average daily net assets                   .53%(d)      .45%          .09%(d)
Portfolio turnover rate (excluding short-term securities)                            63%         135%           88%
Total return(i)                                                                   11.87%(j)    10.46%       (17.80%)(j)

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 28, 2002 (when shares became publicly available) to July 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class A would have been 1.35% for the six months ended Jan. 31, 2004 and 1.84% and 5.12% for the periods ended July 31, 2003 and 2002, respectively.

(f) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class B would have been 2.12% for the six months ended Jan. 31, 2004 and 2.60% and 5.88% for the periods ended July 31, 2003 and 2002, respectively.

(g) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class C would have been 2.11% for the six months ended Jan. 31, 2004 and 2.60% and 5.88% for the periods ended July 31, 2003 and 2002, respectively.

(h) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class Y would have been 1.18% for the six months ended Jan. 31, 2004 and 1.66% and 4.94% for the periods ended July 31, 2003 and 2002, respectively.

(i)  Total return does not reflect payment of a sales charge.

(j)  Not annualized.

(k)  Six months ended Jan. 31, 2004 (Unaudited).

--------------------------------------------------------------------------------
21   --   AXP LARGE CAP EQUITY FUND   --   2004 SEMIANNUAL REPORT

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the Web site americanexpress.com/funds; or by searching the Web site of the Securities and Exchange Commission http://www.sec.gov. You may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283. In addition, after Aug. 1, 2004, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available at http://www.sec.gov.

--------------------------------------------------------------------------------
22   --   AXP LARGE CAP EQUITY FUND   --   2004 SEMIANNUAL REPORT

(logo)
AMERICAN
 EXPRESS
(R)

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

AXP(R)
   Large Cap
        Value
          Fund

                                                               Semiannual Report
                                                      for the Period Ended
                                                                   Jan. 31, 2004

AXP Large Cap Value Fund seeks to provide shareholders with long-term growth of capital.

(logo)                                                                   (logo)
American                                                                AMERICAN
  Express(R)                                                             EXPRESS
Funds                                                                   (R)

Table of Contents

Fund Snapshot                               3

Questions & Answers
   with Portfolio Management                4

Investments in Securities                   8

Financial Statements                       12

Notes to Financial Statements              15

Proxy Voting                               23

(logo) Dalbar

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

--------------------------------------------------------------------------------
2   -   AXP LARGE CAP VALUE FUND   -   2004 SEMIANNUAL REPORT

Fund Snapshot
        AS OF JAN. 31, 2004

PORTFOLIO MANAGER

Portfolio manager                                        Bob Ewing, CFA
Since                                                              6/02
Years in industry                                                    16

FUND OBJECTIVE

The Fund seeks to provide shareholders with long-term growth of capital.

Inception dates
A: 6/27/02      B: 6/27/02      C: 6/27/02      Y: 6/27/02

Ticker symbols
A: ALVAX        B: ALVBX        C: --           Y: --

Total net assets                                          $77.6 million

Number of holdings                                                  156

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

         STYLE
VALUE    BLEND   GROWTH
   X                     LARGE
                         MEDIUM  SIZE
                         SMALL

SECTOR COMPOSITION

Percentage of portfolio assets

(pie graph)

Financials 33.2%
Consumer discretionary 12.0%
Energy 9.7%
Consumer staples 7.4%
Industrials 7.1%
Health care 6.9%
Materials 5.9%
Technology 5.2%
Short-term securities 5.1%
Telecommunications 5.0%
Utilities 2.5%

TOP TEN HOLDINGS

Percentage of portfolio assets

Citigroup (Financial companies)                                     4.4%
Bank of America (Banks and savings & loans)                         2.8
Exxon Mobil (Energy)                                                2.4
Altria Group (Beverages & tobacco)                                  2.1
J.P. Morgan Chase (Broker dealers) 1.9
U.S. Bancorp (Banks and savings & loans)                            1.9
Wells Fargo (Banks and savings & loans)                             1.9
American Intl Group (Insurance)                                     1.8
ChevronTexaco (Energy)                                              1.7
Disney (Walt) (Media)                                               1.7

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Stock prices of established companies that pay dividends may be less volatile than the stock market as a whole.

Fund holdings are subject to change.

--------------------------------------------------------------------------------
2   -   AXP LARGE CAP VALUE FUND   -   2004 SEMIANNUAL REPORT

Questions & Answers
        WITH PORTFOLIO MANAGEMENT

Below, Portfolio Manager Bob Ewing discusses the AXP Large Cap Value Fund's positioning and results for first half of fiscal year 2004.

Q: How did AXP Large Cap Value Fund perform for the first half of fiscal year 2004?

A: AXP Large Cap Value Fund's Class A shares advanced 14.54%, excluding sales charge, for the six months ended Jan. 31, 2004. The Fund underperformed its peers, as represented by the Lipper Large-Cap Value Funds Index, which advanced 15.72% for the period. The Fund's benchmark, the Russell 1000(R) Value Index, gained 16.86%.

Q:   What factors had a significant effect on performance?

A: The Fund benefited from the prolonged stock market rally, yet lagged its benchmark and peers slightly due to its more conservative portfolio and its continued emphasis on higher-quality stocks, during a period when lower-quality stocks and higher-risk sectors generally outperformed. The majority of the Fund's underperformance occurred in August, when the market embraced the idea of a vigorous economic recovery which, in turn, benefited volatile growth stocks significantly more than conservative value stocks.

(bar graph)
            PERFORMANCE COMPARISON
  For the six-month period ended Jan. 31, 2004

20%      (bar 1)       (bar 2)       (bar 3)
15%      +14.54%       +16.86%       +15.72%
10%
5%
0%

(bar 1) AXP Large Cap Value Fund Class A (excluding sales charge)
(bar 2) Russell 1000(R) Value Index(1) (unmanaged)
(bar 3) Lipper Large-Cap Value Funds Index(2)

(1) The Russell 1000(R) Value Index, an unmanaged index, measures the performance of the large capitalization value portion of the Russell 1000(R) Index. The Russell 1000(R) Value index consists of companies with lower price-to-book ratios and lower forecasted growth values.

(2) The Lipper Large-Cap Value Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

Past performance is no guarantee of future results. The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

--------------------------------------------------------------------------------
4   -   AXP LARGE CAP VALUE FUND   -   2004 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote)> We intend to maintain our focus on relative value, which has been the Fund's strategy since its launch in June 2002. (end callout quote)

    There were a number of individual stocks in the portfolio that added significant value during the past six months. These include NTL, a U.K. cable company, which has advanced nicely following its emergence from bankruptcy. We believe the company has fixed its financial structure and is fundamentally well positioned within its market. At the start of our fiscal period, we began building

AVERAGE ANNUAL TOTAL RETURNS

                              Class A               Class B                Class C                  Class Y
(Inception dates)            (6/27/02)             (6/27/02)              (6/27/02)                (6/27/02)
                         NAV(1)     POP(2)    NAV(1)  After CDSC(3)  NAV(1)  After CDSC(4)  NAV(5)      POP(5)
as of Jan. 31, 2004
 6 months*             +14.54%     +7.95%    +14.11%    +10.11%     +14.31%    +13.31%     +14.83%     +14.83%
 1 year                +33.58%    +25.89%    +32.60%    +28.60%     +32.87%    +32.87%     +34.20%     +34.20%
 Since inception       +10.19%     +6.18%     +9.40%     +7.01%      +9.42%     +9.42%     +10.52%     +10.52%

as of Dec. 31, 2003
 6 months*             +14.22%     +7.66%    +13.57%     +8.57%     +13.76%    +12.76%     +14.31%     +14.31%
 1 year                +28.01%    +20.65%    +27.05%    +23.05%     +27.01%    +27.01%     +28.37%     +28.37%
 Since inception        +9.71%     +5.50%     +8.87%     +6.33%      +8.89%     +8.89%      +9.93%      +9.93%

The performance information shown represents the past performance and is not a guarantee of future results. The value of your investment and returns will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (888) 723-8476 or visiting www.americanexpress.com/funds. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

* Not annualized.

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

--------------------------------------------------------------------------------
5   -   AXP LARGE CAP VALUE FUND   -   2004 SEMIANNUAL REPORT

Questions & Answers

    a position in NTL as it appeared relatively inexpensive and the market appeared to be underestimating its prospects. Another holding that benefited performance was Capital One Financial, a credit card company, whose stock performed well as signs of an improving economy lessened investors' concerns about consumer delinquencies. Integrated oil company ConocoPhillips contributed nicely to performance as well as the company benefited from higher energy prices and the cyclical recovery.

    Stock selection among consumer discretionary stocks detracted from the Fund's relative performance. At the start of the period, we had expected many consumer discretionary categories to underperform, but as the signs of an improving economy continued to build, the market remained enthusiastic about consumers' continued ability to purchase big-ticket items. Consequently, the Fund's conservative positioning in selected retailers and media companies hurt relative performance.

    Another source of underperformance was the Fund's lower-than-index positions in a number of stocks that performed well. ExxonMobil, for instance, detracted from relative performance as the stock advanced strongly. Exxon is the largest and one of the most expensive oil stocks in the benchmark. The Fund had a lower-than-index position in Exxon due to our perference to own what we believe are more attractively valued energy stocks. Similarly, the Fund had a lower-than-index position in IBM, which was not one of the strongest technology stocks, but did outpace the Russell 1000 Value Index. Another strong performer in the index was Lucent Technologies, a stock which we avoided due to our concerns on Lucent's balance sheet as well as fundamentals within the telecom equipment sector.

    The Fund's cash position also detracted from its relative return.

Q:  What changes did you make to the portfolio during the period?

A: As always, we made a number of changes to specific portfolio holdings as selected stocks reached their price targets and others appeared to us more attractively valued. However, we have not meaningfully altered the Fund's thematic orientation, which was implemented last summer. Given the relatively high valuations on many stocks

--------------------------------------------------------------------------------
6   -   AXP LARGE CAP VALUE FUND   -   2004 SEMIANNUAL REPORT

Questions & Answers

     and the strong economic growth currently being discounted by the market, we continue to believe this makes sense. The four themes are:

     1) We believe higher-quality companies may outperform in the coming months. While lower-quality stocks performed better in the early stages of the current economic recovery we anticipate that higher-quality stocks could take the lead in 2004.

     2) We emphasize sectors and industries in which the market has behaved inconsistently. For example, energy, which has lagged other cyclical sectors, remains a core position in the Fund. We take the view that if the market expects the economy to remain strong, and it apparently does, all economically sensitive sectors should benefit. Up to this point, energy has been largely left behind and has lagged other cyclically sensitive sectors.

     3) History suggests current valuations may be extended. Therefore, we believe it is prudent risk management to reduce the Fund's overall price-to-earnings ratio.

     4) We have positioned the portfolio to perform well in a flat market since stocks rose dramatically in 2003 and we don't see catalysts for a repeat performance in 2004.

Q:   How do you plan to manage the Fund in the coming months?

A: We intend to maintain our focus on relative value, which has been the Fund's strategy since its launch in June 2002. Our team of analysts will continue to build the portfolio on a stock-by-stock basis, seeking companies with potential for earnings growth that offer good value relative to the overall market, their peers and even to their own histories.

     Although we expect the economy to continue improving, we have a fair amount of concern that its pace could fall short of current investor expectations. We are also concerned about stock valuations. We believe that if the economic recovery is as vigorous as expected, the Federal Reserve may be forced to raise interest rates, which will likely be a negative for stocks. If economic growth is not as vigorous, there will likely be corporate earnings disappointments, also negative for stocks.

     It is our opinion that when stocks are expensive, as current valuations suggest they may be, our most prudent course of action is to take some risk out of the portfolio. For this reason, we have chosen to position the Fund a bit more conservatively at this time.

--------------------------------------------------------------------------------
7   -   AXP LARGE CAP VALUE FUND   -   2004 SEMIANNUAL REPORT

Investments in Securities

AXP Large Cap Value Fund

Jan. 31, 2004 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common stocks (93.8%)
Issuer                                            Shares           Value(a)

Aerospace & defense (3.3%)
Boeing                                            10,211           $426,309
Empresa Brasileira
   de Aeronautica ADR                              6,050(c)         178,294
General Dynamics                                   2,700            246,861
Lockheed Martin                                   12,865            625,496
Northrop Grumman                                   6,266            605,985
United Technologies                                4,691            448,178
Total                                                             2,531,123

Automotive & related (0.4%)
General Motors                                     6,815            338,569

Banks and savings & loans (12.2%)
Bank of America                                   26,590          2,166,020
Bank of New York                                   8,529            270,796
Bank One                                          12,309            622,958
Commerce Bancorp                                   4,200            245,910
FleetBoston Financial                             24,303          1,083,428
PNC Financial Services Group                      11,040            623,870
U.S. Bancorp                                      52,550          1,485,589
Wachovia                                          16,198            748,996
Washington Mutual                                 17,154            759,922
Wells Fargo                                       24,986          1,434,446
Total                                                             9,441,935

Beverages & tobacco (4.2%)
Altria Group                                      29,137          1,619,725
Coca-Cola                                         13,490            664,248
Pepsi Bottling Group                               6,950            184,245
PepsiCo                                           13,315            629,267
RJ Reynolds Tobacco Holdings                       2,650            156,509
Total                                                             3,253,994

Broker dealers (4.6%)
J.P. Morgan Chase                                 38,217          1,486,259
Merrill Lynch & Co                                16,897            993,375
Morgan Stanley                                    19,156          1,115,071
Total                                                             3,594,705

Building materials & construction (1.1%)
American Standard                                  2,800(b)         297,360
Masco                                              9,415            251,004
Temple-Inland                                      5,172            305,407
Total                                                               853,771

Cable (2.4%)
Comcast Cl A                                      13,114(b)         447,450
Comcast Special Cl A                              14,941(b)         492,306
EchoStar Communications Cl A                       8,475(b)         309,338
NTL                                                9,542(b)         633,015
Total                                                             1,882,109

Cellular telecommunications (0.3%)
Vodafone Group ADR                                 9,400(c)         240,640

Chemicals (2.4%)
Dow Chemical                                      24,584          1,031,299
Eastman Chemical                                   4,250            169,533
Hercules                                           6,600(b)          80,520
Lyondell Chemical                                 23,152            396,825
RPM Intl                                          11,600            196,040
Total                                                             1,874,217

Computer hardware (2.2%)
Apple Computer                                     8,258(b)         186,300
Cisco Systems                                     10,718(b)         274,810
Dell                                               6,250(b)         209,188
Hewlett-Packard                                   44,583          1,060,629
Total                                                             1,730,927

Computer software & services (1.5%)
Affiliated Computer Services Cl A                  4,850(b)         268,933
Cadence Design Systems                            16,000(b)         265,120
Microsoft                                          6,958            192,389
Oracle                                            12,500(b)         172,625
State Street                                       5,100            274,634
Total                                                             1,173,701

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
8   -   AXP LARGE CAP VALUE FUND   -   2004 SEMIANNUAL REPORT

Issuer                                            Shares           Value(a)

Electronics (1.4%)
Intel                                             11,000           $336,601
Natl Semiconductor                                 8,332(b)         320,365
Teradyne                                           8,346(b)         224,507
Texas Instruments                                  6,104            191,360
Total                                                             1,072,833

Energy (8.0%)
Anadarko Petroleum                                 4,100            204,590
BP ADR                                            17,500(c)         833,000
ChevronTexaco                                     15,195          1,312,088
ConocoPhillips                                    19,540          1,287,295
Devon Energy                                       5,700            321,822
Exxon Mobil                                       45,296          1,847,624
Newfield Exploration                               8,000(b)         377,520
Total                                                             6,183,939

Energy equipment & services (1.6%)
Cooper Cameron                                     5,600(b)         233,520
Schlumberger                                       3,795            232,178
Transocean                                         7,301(b)         196,689
Weatherford Intl                                  15,300(b)         616,896
Total                                                             1,279,283

Environmental services (0.2%)
Allied Waste Inds                                 13,075(b)         178,474

Finance companies (4.4%)
Citigroup                                         68,491          3,388,935

Financial services (4.4%)
Capital One Financial                              6,300            447,804
Countrywide Financial                              3,183            265,940
Fannie Mae                                        13,349          1,029,208
Freddie Mac                                       19,434          1,213,070
MBNA                                              18,197            490,591
Total                                                             3,446,613

Food (0.5%)
Kraft Foods Cl A                                   6,286            202,472
Sara Lee                                           7,800            166,296
Total                                                               368,768

Furniture & appliances (0.2%)
Leggett & Platt                                    6,888            169,720

Health care products (4.9%)
Amgen                                              1,250(b)          80,613
Baxter Intl                                       13,600            396,440
Boston Scientific                                  1,950(b)          79,541
Bristol-Myers Squibb                               7,806            218,958
Gilead Sciences                                    2,750(b)         150,893
Guidant                                            1,200             76,656
Medco Health Solutions                             7,072(b)         260,603
Merck & Co                                        23,635          1,125,025
Novartis ADR                                       4,900(c)         221,235
Pfizer                                            16,303            597,179
Schering-Plough                                   12,623            221,407
Wyeth                                              8,658            354,545
Total                                                             3,783,095

Health care services (2.0%)
Aetna                                              4,950            346,500
HCA                                                6,008            269,759
Lincare Holdings                                   4,963(b)         159,709
Select Medical                                     9,000            155,700
Tenet Healthcare                                  18,200(b)         225,680
WellPoint Health Networks                          3,500(b)         367,501
Total                                                             1,524,849

Household products (2.0%)
Clorox                                             3,650            178,412
Colgate-Palmolive                                 10,850            556,280
Procter & Gamble                                   7,946            803,181
Total                                                             1,537,873

Insurance (6.5%)
ACE                                                7,138(c)         309,932
Allstate                                          20,991            954,251
American Intl Group                               20,310          1,410,530
Chubb                                              9,700            693,453
CIGNA                                              4,750            294,595
First American                                     5,700            171,342
Hartford Financial Services Group                  5,469            351,875
Prudential Financial                               8,128            353,568
Travelers Property Casualty Cl A                  13,876            251,988
Travelers Property Casualty Cl B                   7,679            138,990
UnumProvident                                      4,900             76,587
Total                                                             5,007,111

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
9   -   AXP LARGE CAP VALUE FUND   -   2004 SEMIANNUAL REPORT

Issuer                                            Shares           Value(a)

Leisure time & entertainment (1.3%)
Mattel                                            15,396           $291,138
Viacom Cl B                                       18,204            733,622
Total                                                             1,024,760

Machinery (1.2%)
Caterpillar                                        4,117            321,661
Illinois Tool Works                                3,500            273,350
SPX                                                6,600(b)         374,484
Total                                                               969,495

Media (4.8%)
Cendant                                           22,200(b)         502,830
Disney (Walt)                                     53,820          1,291,680
InterActiveCorp                                    5,451(b)         176,612
Liberty Media Cl A                                46,148(b)         537,163
McGraw-Hill Companies                              2,337            175,322
Reader's Digest Assn                               9,050            125,433
Scripps (EW) Cl A                                  1,900            180,709
Time Warner                                       20,400(b)         358,428
Tribune                                            7,979            408,445
Total                                                             3,756,622

Metals (0.7%)
Alcan                                              4,252(c)         181,263
Alcoa                                             10,868            371,468
Total                                                               552,731

Multi-industry (2.3%)
Accenture Cl A                                    10,450(b,c)       247,352
Dover                                              5,484            226,599
General Electric                                  19,873            668,328
ITT Inds                                           2,363            176,138
Tyco Intl                                         18,416(c)         492,628
Total                                                             1,811,045

Paper & packaging (1.6%)
Avery Dennison                                     5,200            323,231
Bowater                                            6,893            308,462
Intl Paper                                         6,343            268,119
Weyerhaeuser                                       5,250            322,665
Total                                                             1,222,477

Real estate investment trust (0.7%)
Apartment Investment
  & Management Cl A                                4,268            150,148
Equity Office Properties Trust                    13,656            404,901
Total                                                               555,049

Restaurants (0.9%)
Brinker Intl                                       3,300(b)         116,655
McDonald's                                        22,599            581,698
Total                                                               698,353

Retail -- general (1.7%)
BJ's Wholesale Club                                7,085(b)         153,390
Costco Wholesale                                   7,400(b)         274,392
Home Depot                                         8,593            304,794
Kohl's                                             1,400(b)          62,020
Sonic Automotive                                   9,718            217,489
Target                                             7,854            298,138
Total                                                             1,310,223

Retail -- grocery (0.6%)
Kroger                                            14,500(b)         268,685
Safeway                                            9,470(b)         213,927
Total                                                               482,612

Telecom equipment & services (0.6%)
Motorola                                           9,234            153,100
Nokia ADR                                         15,480(c)         319,817
Total                                                               472,917

Utilities -- electric (2.5%)
Dominion Resources                                 9,810            629,410
Exelon                                             8,700            582,726
FirstEnergy                                        9,445            354,376
Pepco Holdings                                    17,200            346,236
Total                                                             1,912,748

Utilities -- telephone (4.1%)
BellSouth                                         26,488            774,244
KT ADR                                            17,196(c)         321,221
SBC Communications                                39,573          1,009,112
Verizon Communications                            28,281          1,042,438
Total                                                             3,147,015

Total common stocks
(Cost: $63,966,996)                                             $72,773,231

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
10   -   AXP LARGE CAP VALUE FUND   -   2004 SEMIANNUAL REPORT

Short-term securities (5.0%)
Issuer              Annualized                    Amount           Value(a)
                   yield on date                payable at
                    of purchase                  maturity

U.S. government agencies
Federal Home Loan Mtge Corp Disc Nts

  02-12-04             1.07%                    $500,000           $499,818
  03-04-04             1.08                      800,000            799,269
  03-11-04             1.06                    1,600,000          1,598,274
Federal Natl Mtge Assn Disc Nts
  02-04-04             1.08                      500,000            499,931
  04-21-04             1.00                      500,000            498,892

Total short-term securities
(Cost: $3,895,969)                                               $3,896,184

Total investments in securities
(Cost: $67,862,965)(d)                                          $76,669,415

 Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of Jan. 31, 2004, the value of foreign securities represented 4.3% of net assets.

(d)  At Jan. 31, 2004,  the cost of securities  for federal  income tax purposes
     was   approximately   $67,863,000  and  the  approximate   aggregate  gross
     unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                     $9,051,000
     Unrealized depreciation                                       (245,000)
                                                                   --------
     Net unrealized appreciation                                 $8,806,000
                                                                 ----------

--------------------------------------------------------------------------------
11   -   AXP LARGE CAP VALUE FUND   -   2004 SEMIANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Large Cap Value Fund

Jan. 31, 2004 (Unaudited)
Assets
Investments in securities, at value (Note 1)
Total investments in securities (identified cost $67,862,965)                                           $76,669,415
Cash in bank on demand deposit                                                                               67,405
Capital shares receivable                                                                                   289,578
Dividends and accrued interest receivable                                                                    99,934
Receivable for investment securities sold                                                                 2,037,704
                                                                                                          ---------
Total assets                                                                                             79,164,036
                                                                                                         ----------
Liabilities
Payable for investment securities purchased                                                               1,508,823
Accrued investment management services fee                                                                    1,268
Accrued distribution fee                                                                                      1,024
Accrued transfer agency fee                                                                                     369
Accrued administrative services fee                                                                             106
Other accrued expenses                                                                                       75,891
                                                                                                             ------
Total liabilities                                                                                         1,587,481
                                                                                                          ---------
Net assets applicable to outstanding capital stock                                                      $77,576,555
                                                                                                        ===========
Represented by
Capital stock -- $.01 par value (Note 1)                                                                $   143,299
Additional paid-in capital                                                                               68,288,075
Undistributed net investment income                                                                          15,036
Accumulated net realized gain (loss)                                                                        323,695
Unrealized appreciation (depreciation) on investments                                                     8,806,450
                                                                                                          ---------
Total -- representing net assets applicable to outstanding capital stock                                $77,576,555
                                                                                                        ===========
Net assets applicable to outstanding shares:                 Class A                                    $53,233,818
                                                             Class B                                    $23,103,965
                                                             Class C                                    $ 1,196,866
                                                             Class Y                                    $    41,906
Net asset value per share of outstanding capital stock:      Class A shares          9,815,530          $      5.42
                                                             Class B shares          4,284,638          $      5.39
                                                             Class C shares            222,048          $      5.39
                                                             Class Y shares              7,707          $      5.44
                                                                                         -----          -----------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
12   -   AXP LARGE CAP VALUE FUND   -   2004 SEMIANNUAL REPORT

Statement of operations
AXP Large Cap Value Fund

Six months ended Jan. 31, 2004 (Unaudited)
Investment income
Income:
Dividends                                                                                                $  638,562
Interest                                                                                                     20,669
   Less foreign taxes withheld                                                                                 (637)
                                                                                                               ----
Total income                                                                                                658,594
                                                                                                            -------
Expenses (Note 2):
Investment management services fee                                                                          181,232
Distribution fee
   Class A                                                                                                   51,398
   Class B                                                                                                   90,830
   Class C                                                                                                    4,954
Transfer agency fee                                                                                          50,750
Incremental transfer agency fee
   Class A                                                                                                    3,643
   Class B                                                                                                    3,023
   Class C                                                                                                      177
Service fee -- Class Y                                                                                           17
Administrative services fees and expenses                                                                    14,977
Compensation of board members                                                                                 4,618
Custodian fees                                                                                              107,975
Printing and postage                                                                                         19,715
Registration fees                                                                                            29,895
Audit fees                                                                                                    8,500
Other                                                                                                         2,484
                                                                                                              -----
Total expenses                                                                                              574,188
   Expenses waived/reimbursed by AEFC (Note 2)                                                             (124,809)
                                                                                                           --------
                                                                                                            449,379
   Earnings credits on cash balances (Note 2)                                                                  (907)
                                                                                                               ----
Total net expenses                                                                                          448,472
                                                                                                            -------
Investment income (loss) -- net                                                                             210,122
                                                                                                            -------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on security transactions (Note 3)                                                2,714,492
Net change in unrealized appreciation (depreciation) on investments                                       5,644,342
                                                                                                          ---------
Net gain (loss) on investments                                                                            8,358,834
                                                                                                          ---------
Net increase (decrease) in net assets resulting from operations                                          $8,568,956
                                                                                                         ==========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
13   -   AXP LARGE CAP VALUE FUND   -   2004 SEMIANNUAL REPORT

Statements of changes in net assets
AXP Large Cap Value Fund
                                                                                   Jan. 31, 2004        July 31, 2003
                                                                                  Six months ended        Year ended
                                                                                     (Unaudited)
Operations and distributions
Investment income (loss) -- net                                                      $   210,122        $   177,570
Net realized gain (loss) on investments                                                2,714,492            673,743
Net change in unrealized appreciation (depreciation) on investments                    5,644,342          3,294,759
                                                                                       ---------          ---------
Net increase (decrease) in net assets resulting from operations                        8,568,956          4,146,072
                                                                                       ---------          ---------
Distributions to shareholders from:
   Net investment income
     Class A                                                                            (291,029)           (40,203)
     Class B                                                                             (35,772)            (7,259)
     Class C                                                                              (1,580)              (539)
     Class Y                                                                                (292)               (39)
   Net realized gain
     Class A                                                                          (2,044,838)                --
     Class B                                                                            (923,949)                --
     Class C                                                                             (49,121)                --
     Class Y                                                                              (1,778)                --
                                                                                      ----------            -------
Total distributions                                                                   (3,348,359)           (48,040)
                                                                                      ----------            -------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                            21,376,618         26,344,197
   Class B shares                                                                      8,660,334         12,297,591
   Class C shares                                                                        443,785            637,405
   Class Y shares                                                                         11,836             11,000
Reinvestment of distributions at net asset value
   Class A shares                                                                      2,311,717             34,417
   Class B shares                                                                        951,079              7,127
   Class C shares                                                                         49,389                514
   Class Y shares                                                                          1,511                  9
Payments for redemptions
   Class A shares                                                                     (4,883,526)        (2,271,256)
   Class B shares (Note 2)                                                            (1,485,592)        (1,533,475)
   Class C shares (Note 2)                                                              (137,879)           (11,095)
                        -                                                               --------            -------
Increase (decrease) in net assets from capital share transactions                     27,299,272         35,516,434
                                                                                      ----------         ----------
Total increase (decrease) in net assets                                               32,519,869         39,614,466
Net assets at beginning of period                                                     45,056,686          5,442,220
                                                                                      ----------          ---------
Net assets at end of period                                                          $77,576,555        $45,056,686
                                                                                     ===========        ===========
Undistributed net investment income                                                  $    15,036        $   133,587
                                                                                     -----------        -----------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
14   -   AXP LARGE CAP VALUE FUND   -   2004 SEMIANNUAL REPORT

Notes to Financial Statements

AXP Large Cap Value Fund

(Unaudited as to Jan. 31, 2004)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Growth Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Growth Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in equity securities of companies with a market capitalization greater than $5 billion. The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

Effective March 4, 2004, the Fund will offer an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares are made available through a separate prospectus supplement provided to investors eligible to purchase the shares.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

--------------------------------------------------------------------------------
15   -   AXP LARGE CAP VALUE FUND   -   2004 SEMIANNUAL REPORT

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. American Express Financial Corporation (AEFC) may use fair value if a security's value has been materially affected by events after the close of the primary exchanges or markets on which the security is traded and before the NAV is calculated. The fair value of a security may be different from the quoted or published price. AEFC will price a security at fair value in accordance with procedures adopted by the Fund and board if a reliable market quotation is not readily available. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

--------------------------------------------------------------------------------
16   -   AXP LARGE CAP VALUE FUND   -   2004 SEMIANNUAL REPORT

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

--------------------------------------------------------------------------------
17   -   AXP LARGE CAP VALUE FUND   -   2004 SEMIANNUAL REPORT

2. EXPENSES AND SALES CHARGES

The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.60% to 0.48% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Large-Cap Value Funds Index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment increased the fee by $303 for the six months ended Jan. 31, 2004.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.05% to 0.02% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o    Class A $19.50

o    Class B $20.50

o    Class C $20.00

o    Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

In addition, AECSC is entitled to charge an annual closed-account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is currently not effective.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

--------------------------------------------------------------------------------
18   -   AXP LARGE CAP VALUE FUND   -   2004 SEMIANNUAL REPORT

Sales charges received by the Distributor for distributing Fund shares were $217,865 for Class A, $8,128 for Class B and $374 for Class C for the six months ended Jan. 31, 2004.

For the six months ended Jan. 31, 2004, AEFC and its affiliates waived certain fees and expenses to 1.25% for Class A, 2.01% for Class B, 2.00% for Class C and 1.07% for Class Y. In addition, AEFC and its affiliates have agreed to waive certain fees and expenses until July 31, 2004. Under this agreement, net expenses will not exceed 1.25% for Class A, 2.01% for Class B, 2.01% for Class C and 1.07% for Class Y of the Fund's average daily net assets.

During the six months ended Jan. 31, 2004, the Fund's custodian and transfer agency fees were reduced by $907 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $42,891,498 and $21,004,254, respectively, for the six months ended Jan. 31, 2004. Realized gains and losses are determined on an identified cost basis.

Brokerage clearing fees paid to brokers affiliated with AEFC were $595 for the six months ended Jan. 31, 2004.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                       Six months ended Jan. 31, 2004
                                              Class A      Class B     Class C     Class Y
Sold                                        4,102,852    1,678,878      85,985      2,289
Issued for reinvested distributions           442,858      182,900       9,516        289
Redeemed                                     (934,374)    (285,826)    (26,069)        --
                                            ---------    ---------      ------      -----
Net increase (decrease)                     3,611,336    1,575,952      69,432      2,578
                                            ---------    ---------      ------      -----

                                                          Year ended July 31, 2003
                                              Class A      Class B     Class C     Class Y
Sold                                        5,828,574    2,731,482     142,666      2,495
Issued for reinvested distributions             7,804        1,620         117          2
Redeemed                                     (509,520)    (335,784)     (2,292)        --
                                            ---------    ---------     -------      -----
Net increase (decrease)                     5,326,858    2,397,318     140,491      2,497
                                            ---------    ---------     -------      -----

--------------------------------------------------------------------------------
19   -   AXP LARGE CAP VALUE FUND   -   2004 SEMIANNUAL REPORT

5. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. The Fund had no borrowings outstanding during the six months ended Jan. 31, 2004.

6. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended July 31,                                             2004(k)          2003       2002(b)
Net asset value, beginning of period                                    $4.98            $4.52      $4.90
Income from investment operations:
Net investment income (loss)                                              .02              .03         --
Net gains (losses) (both realized and unrealized)                         .69              .44       (.38)
Total from investment operations                                          .71              .47       (.38)
Less distributions:
Dividends from net investment income                                     (.03)            (.01)        --
Distributions from realized gains                                        (.24)              --         --
Total distributions                                                      (.27)            (.01)        --
Net asset value, end of period                                          $5.42            $4.98      $4.52

Ratios/supplemental data
Net assets, end of period (in millions)                                   $53              $31         $4
Ratio of expenses to average daily net assets(c),(e)                    1.25%(d)         1.25%      1.19%(d)
Ratio of net investment income (loss) to average daily net assets        .95%(d)         1.01%       .23%(d)
Portfolio turnover rate (excluding short-term securities)                 37%              77%         9%
Total return(l)                                                        14.54%(j)        10.52%     (7.75%)(j)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
20   -   AXP LARGE CAP VALUE FUND   -   2004 SEMIANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended July 31,                                             2004(k)          2003       2002(b)
Net asset value, beginning of period                                    $4.95            $4.52      $4.90
Income from investment operations:
Net investment income (loss)                                              .01              .01         --
Net gains (losses) (both realized and unrealized)                         .68              .43       (.38)
Total from investment operations                                          .69              .44       (.38)
Less distributions:
Dividends from net investment income                                     (.01)            (.01)        --
Distributions from realized gains                                        (.24)              --         --
Total distributions                                                      (.25)            (.01)        --
Net asset value, end of period                                          $5.39            $4.95      $4.52

Ratios/supplemental data
Net assets, end of period (in millions)                                   $23              $13         $1
Ratio of expenses to average daily net assets(c),(f)                    2.01%(d)         2.00%      1.95%(d)
Ratio of net investment income (loss) to average daily net assets        .15%(d)          .25%      (.49%)(d)
Portfolio turnover rate (excluding short-term securities)                 37%              77%         9%
Total return(l)                                                        14.11%(j)         9.66%     (7.75%)(j)

Class C
Per share income and capital changes(a)
Fiscal period ended July 31,                                             2004(k)          2003       2002(b)
Net asset value, beginning of period                                    $4.94            $4.52      $4.90
Income from investment operations:
Net investment income (loss)                                              .01              .01         --
Net gains (losses) (both realized and unrealized)                         .69              .42       (.38)
Total from investment operations                                          .70              .43       (.38)
Less distributions:
Dividends from net investment income                                     (.01)            (.01)        --
Distributions from realized gains                                        (.24)              --         --
Total distributions                                                      (.25)            (.01)        --
Net asset value, end of period                                          $5.39            $4.94      $4.52

Ratios/supplemental data
Net assets, end of period (in millions)                                    $1               $1        $--
Ratio of expenses to average daily net assets(c),(g)                    2.00%(d)         2.00%      1.95%(d)
Ratio of net investment income (loss) to average daily net assets        .19%(d)          .26%      (.45%)(d)
Portfolio turnover rate (excluding short-term securities)                 37%              77%         9%
Total return(l)                                                        14.31%(j)         9.50%     (7.75%)(j)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
21   -   AXP LARGE CAP VALUE FUND   -   2004 SEMIANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended July 31,                                             2004(k)          2003       2002(b)
Net asset value, beginning of period                                    $4.99            $4.52      $4.90
Income from investment operations:
Net investment income (loss)                                              .04              .03         --
Net gains (losses) (both realized and unrealized)                         .69              .45       (.38)
Total from investment operations                                          .73              .48       (.38)
Less distributions:
Dividends from net investment income                                     (.04)            (.01)        --
Distributions from realized gains                                        (.24)              --         --
Total distributions                                                      (.28)            (.01)        --
Net asset value, end of period                                          $5.44            $4.99      $4.52

Ratios/supplemental data
Net assets, end of period (in millions)                                   $--              $--        $--
Ratio of expenses to average daily net assets(c),(h)                    1.07%(d)          .95%      1.01%(d)
Ratio of net investment income (loss) to average daily net assets       1.13%(d)         1.30%       .31%(d)
Portfolio turnover rate (excluding short-term securities)                 37%              77%         9%
Total return(l)                                                        14.83%(j)        10.76%     (7.75%)(j)

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 27, 2002 (when shares became publicly available) to July 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class A would have been 1.66% for the six months ended Jan. 31, 2004 and 2.64% and 20.50% for the periods ended July 31, 2003 and 2002, respectively.

(f) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class B would have been 2.42% for the six months ended Jan. 31, 2004 and 3.40% and 21.26% for the periods ended July 31, 2003 and 2002, respectively.

(g) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class C would have been 2.43% for the six months ended Jan. 31, 2004 and 3.40% and 21.26% for the periods ended July 31, 2003 and 2002, respectively.

(h) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class Y would have been 1.49% for the six months ended Jan. 31, 2004 and 2.46% and 20.32% for the periods ended July 31, 2003 and 2002, respectively.

(l)  Total return does not reflect payment of a sales charge.

(j)  Not annualized.

(k)  Six months ended Jan. 31, 2004 (Unaudited).

--------------------------------------------------------------------------------
22   -   AXP LARGE CAP VALUE FUND   -   2004 SEMIANNUAL REPORT

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the Web site americanexpress.com/funds; or by searching the Web site of the Securities and Exchange Commission http://www.sec.gov. You may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283. In addition, after Aug. 1, 2004, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available at http://www.sec.gov.

--------------------------------------------------------------------------------
23   -   AXP LARGE CAP VALUE FUND   -   2004 SEMIANNUAL REPORT

(logo)
AMERICAN
   EXPRESS
(R)

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

AXP(R)
   Quantitative
       Large Cap Equity
                  Fund

                                                               Semiannual Report
                                                            for the Period Ended
                                                                   Jan. 31, 2004

AXP Quantitative Large Cap Equity Fund seeks to provide shareholders with long-term capital growth.

(logo)                                                                   (logo)
American                                                                AMERICAN
  Express(R)                                                             EXPRESS
Funds                                                                   (R)

Table of Contents

Fund Snapshot                               3

Questions & Answers
   with Portfolio Management                4

Investments in Securities                   7

Financial Statements                       11

Notes to Financial Statements              14

Proxy Voting                               22

--------------------------------------------------------------------------------
2   -   AXP QUANTITATIVE LARGE CAP EQUITY FUND   -   2004 SEMIANNUAL REPORT

Fund Snapshot
        AS OF JAN. 31, 2004

PORTFOLIO MANAGERS

Portfolio manager                                 Dimitris J. Bertsimas
Since                                                              4/03
Years in industry                                                    11

Portfolio manager                                    Gina K. Mourtzinou
Since                                                              4/03
Years in industry                                                     7

FUND OBJECTIVE

This Fund seeks to provide shareholders with long-term capital growth.

Inception dates
A: 4/24/03      B: 4/24/03      C: 4/24/03      Y: 4/24/03

Ticker symbols
A: --           B: --           C: --           Y: --

Total net assets                                          $13.7 million

Number of holdings                                                  200

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

         STYLE
VALUE    BLEND   GROWTH
           X           LARGE
                       MEDIUM  SIZE
                       SMALL

SECTOR COMPOSITION

Percentage of portfolio assets

(pie graph)

Consumer discretionary 19.5%
Technology 17.0%
Financials 15.3%
Health care 14.6%
Consumer staples 8.9%
Telecommunications 8.4%
Utilities 7.0%
Industrials 4.5%
Energy 3.2%
Materials 1.6%

TOP TEN HOLDINGS

Percentage of portfolio assets

Intel (Electronics)                                                 5.9%
Altria Group (Beverages & tobacco)                                  5.6
Merck & Co (Health care products)                                   3.6
Amgen (Health care products)                                        3.2
General Motors (Automotive & related)                               2.5
Fannie Mae (Financial services)                                     2.4
eBay (Media)                                                        2.2
J.P. Morgan Chase (Broker dealers)                                  1.9
Yahoo! (Media)                                                      1.7
Sears, Roebuck & Co (Retail -- general)                             1.6

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Stock prices of established companies that pay dividends may be less volatile than the stock market as a whole.

Fund holdings are subject to change.

--------------------------------------------------------------------------------
3   -   AXP QUANTITATIVE LARGE CAP EQUITY FUND   -   2004 SEMIANNUAL REPORT

Questions & Answers
        WITH PORTFOLIO MANAGEMENT

Below, portfolio managers Dimitris Bertsimas and Gina Mourtzinou discuss semiannual performance for AXP Quantitative Large Cap Equity Fund.

Q: How did AXP Quantitative Large Cap Equity Fund perform for the six-month period ended Jan. 31, 2004?

A: AXP Quantitative Large Cap Equity Fund's Class A shares rose 15.94%, excluding sales charge. The Fund outperformed its benchmark, the S&P 500 Index, which gained 15.23%, and the Lipper Large-Cap Core Funds Index, which rose 13.12%.

Q:   What factors most significantly  affected performance?

A: Stocks selected using the Fund's three quantitative models (value, momentum and quality) drove performance in the six-month period. We do not make sector or industry bets based on our outlook for the economy or the equity markets. At the beginning of the period, the Fund invested 60% of its holdings in the momentum model, 20% in the value model and 20% in the quality model. The current allocation invests 50% in the momentum model, 30% in the value model and 20% in the quality model. The value model outperformed the S&P 500 Index for the period while both the momentum and factor models fell short.

(bar graph)

               PERFORMANCE COMPARISON
     For the six-month period ended Jan. 31, 2004

20%             (bar 1)         (bar 2)
15%             +15.94%         +15.23%       (bar 3)
10%                                           +13.12%
5%
0%

(bar 1) AXP Quantitative Large Cap Equity Fund Class A (excluding sales charge) (bar 2) S&P 500 Index(1) (unmanaged)
(bar 3) Lipper Large-Cap Core Funds Index(2)

(1) Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the S&P 500 companies may be generally larger than those in which the Fund invests.

(2) Lipper Large-Cap Core Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

Past performance is no guarantee of future results. The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

--------------------------------------------------------------------------------
4   -   AXP QUANTITATIVE LARGE CAP EQUITY FUND   -   2004 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote)> We have made a gradual move to increase the value model to take advantage of strong performance of the model.(end callout quote)

    At the start of the period, lower-quality, lower-priced stocks continued their outperformance. However, the market environment began to move away from this trend later in the period. Our well-diversified portfolio has no bias for or against these lower-quality stocks.

TOTAL RETURNS
                              Class A              Class B                    Class C                  Class Y
(Inception dates)            (4/24/03)            (4/24/03)                  (4/24/03)                (4/24/03)
                         NAV(1)    POP(2)     NAV(1)   After CDSC(3)   NAV(1)    After CDSC(4)    NAV(5)    POP(5)
as of Jan. 31, 2004
6 months*              +15.94%    +9.27%    +15.46%     +11.46%      +15.66%      +14.66%       +16.00%   +16.00%
Since inception*       +26.14%   +18.89%    +25.39%     +21.39%      +25.61%      +24.61%       +26.44%   +26.44%

as of Dec. 31, 2003
6 months*              +13.26%    +6.75%    +12.79%      +7.79%      +12.80%      +11.80%       +13.35%   +13.35%
Since inception*       +23.68%   +16.57%    +22.94%     +17.94%      +22.96%      +21.96%       +23.78%   +23.78%

The performance information shown represents the past performance and is not a guarantee of future results. The value of your investment and returns will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (888) 723-8476 or visiting www.americanexpress.com/funds. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

* Not annualized.

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

--------------------------------------------------------------------------------
5   -   AXP QUANTITATIVE LARGE CAP EQUITY FUND   -   2004 SEMIANNUAL REPORT

Questions & Answers

     In relation to the benchmark, the Fund held higher-than-Index positions in autos, electronics, semiconductors and electrical utilities. The Fund held lower-than-Index positions in banks, beverages and manufacturing. Currently, our largest positions are Intel, Merck, Altria Group, Amgen and General Motors.

Q:   What changes did you make during  the period?

A: The Fund grew in size during the period. We usually rebalance the portfolio once a month, however, the influx of cash caused us to rebalance more often during the period.

     We have made a gradual move to increase the weighting of the value model to take advantage of strong performance of the model. Other than this move, we have not made any significant changes to the Fund.

Q:   How will you manage the Fund in the coming months?

A: Overall, we are bullish on equities. The Fund's goal is to outpace the performance of the S&P 500 Index over time with less risk with lower than average portfolio turnover. Our focus for the coming months is to keep using our well-tested models to find the best-performing stocks regardless of market conditions. Also, we will continue our strategy of monitoring weightings as a risk control, so that no individual security, industry or sector becomes too large within the Fund's portfolio. We believe the Fund's consistent, disciplined approach will benefit performance over the long term.

--------------------------------------------------------------------------------
6   -   AXP QUANTITATIVE LARGE CAP EQUITY FUND   -   2004 SEMIANNUAL REPORT

Investments in Securities

AXP Quantitative Large Cap Equity Fund

Jan. 31, 2004 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common stocks (98.2%)
Issuer                                            Shares           Value(a)

Aerospace & defense (1.2%)
Boeing                                             1,438           $60,037
General Dynamics                                     448            40,961
Goodrich                                             831            25,636
Honeywell Intl                                       320            11,558
Rockwell Automation                                  416            13,549
Rockwell Collins                                     322            10,526
Total                                                              162,267

Automotive & related (3.8%)
Dana                                                 502            10,442
Delphi                                             5,201            55,027
General Motors                                     6,909           343,238
Navistar Intl                                        469(b)         22,301
PACCAR                                             1,058            83,191
Visteon                                              973            10,411
Total                                                              524,610

Banks and savings & loans (3.2%)
Bank of America                                    2,028           165,201
Charter One Financial                                401            14,520
Comerica                                             138             7,881
First Tennessee Natl                                 649            28,829
FleetBoston Financial                                628            27,996
Natl City                                            889            30,688
Union Planters                                       250             7,568
Washington Mutual                                  3,446           152,658
Total                                                              435,341

Beverages & tobacco (6.2%)
Altria Group                                      13,642           758,359
Coca-Cola Enterprises                                901            20,633
RJ Reynolds Tobacco Holdings                       1,098            64,848
Total                                                              843,840

Broker dealers (2.8%)
Bear Stearns Companies                               237            19,517
J.P. Morgan Chase                                  6,411           249,324
Lehman Brothers Holdings                             267            21,921
Merrill Lynch & Co                                   966            56,791
Schwab (Charles)                                   2,639            33,225
Total                                                              380,778

Building materials & construction (0.1%)
Louisiana-Pacific                                    425(b)          9,040

Cable (1.4%)
Comcast Cl A                                       5,630(b)        192,096

Cellular telecommunications (1.7%)
AT&T Wireless Services                            10,184(b,d)      112,533
Nextel Communications Cl A                         4,419(b)        116,618
Total                                                              229,151

Computer hardware (1.0%)
EMC                                                  712(b)          9,996
Hewlett-Packard                                    1,286            30,594
Lexmark Intl Cl A                                    296(b)         24,535
Network Appliance                                  2,325(b)         51,988
NVIDIA                                               668(b)         14,863
Total                                                              131,976

Computer software & services (4.9%)
Adobe Systems                                      1,065            40,960
Citrix Systems                                       936(b)         18,823
Computer Associates Intl                           5,171           135,171
Comverse Technology                                1,288(b)         22,669
Convergys                                            584(b)          9,764
Electronic Arts                                    1,198(b)         56,138
Electronic Data Systems                            3,988            95,552
Novell                                               723(b)          9,182
Oracle                                             7,604(b)        105,011
QLogic                                               251(b)         11,285
Siebel Systems                                     1,197(b)         15,956
SunGard Data Systems                                 625(b)         19,456
VERITAS Software                                   4,082(b)        134,135
Total                                                              674,102

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
7   -   AXP QUANTITATIVE LARGE CAP EQUITY FUND   -   2004 SEMIANNUAL REPORT

Issuer                                            Shares           Value(a)

Electronics (10.8%)
Advanced Micro Devices                               805(b)        $11,962
Agilent Technologies                                 925(b)         34,096
Altera                                             2,411(b)         53,982
American Power Conversion                            497            12,321
Analog Devices                                     1,583            75,747
Applied Materials                                  5,763(b)        125,402
Broadcom Cl A                                        307(b)         12,461
Intel                                             25,939           793,732
Jabil Circuit                                        396(b)         11,722
KLA-Tencor                                         1,181(b)         67,400
Linear Technology                                    842            33,680
LSI Logic                                          2,592(b)         26,672
Natl Semiconductor                                   746(b)         28,684
PMC-Sierra                                         2,297(b)         50,327
Sanmina-SCI                                        3,516(b)         46,095
Xerox                                              3,075(b)         45,018
Xilinx                                             1,191(b)         49,915
Total                                                            1,479,216

Energy (3.0%)
Amerada Hess                                         949            53,514
Anadarko Petroleum                                   596            29,740
Apache                                               504            19,394
Ashland                                              391            18,107
Burlington Resources                               1,072            58,681
ConocoPhillips                                       488            32,149
Devon Energy                                         841            47,483
Kerr-McGee                                           205             9,988
Marathon Oil                                       1,837            59,666
Occidental Petroleum                               1,907            84,004
Total                                                              412,726

Energy equipment & services (0.1%)
Halliburton                                          457            13,779

Finance companies (0.6%)
MGIC Investment                                    1,148            79,143

Financial services (4.5%)
Capital One Financial                                482            34,261
Countrywide Financial                                765            63,916
Fannie Mae                                         4,211           324,667
Freddie Mac                                          756            47,190
Janus Capital Group                                1,384            23,224
MBNA                                               1,320            35,587
Providian Financial                                3,505(b)         47,983
SLM                                                  542            20,813
T. Rowe Price Group                                  388            20,226
Total                                                              617,867

Food (0.6%)
Sara Lee                                           4,107            87,561

Furniture & appliances (0.3%)
Black & Decker                                       212            10,865
Maytag                                               390            11,170
Whirlpool                                            267            20,278
Total                                                               42,313

Health care products (13.1%)
Abbott Laboratories                                1,137            48,982
Allergan                                             149            12,345
Amgen                                              6,774(b)        436,854
Baxter Intl                                        1,540            44,891
Biomet                                               302            11,675
Boston Scientific                                  3,362(b)        137,136
Bristol-Myers Squibb                               1,863            52,257
Chiron                                               322(b)         16,647
Forest Laboratories                                  422(b)         31,435
Genzyme                                            1,201(b)         65,875
Guidant                                            1,943           124,119
King Pharmaceuticals                                 538(b)          8,974
MedImmune                                          1,347(b)         31,655
Merck & Co                                        10,222           486,566
PerkinElmer                                        1,422            29,364
Pfizer                                             3,247           118,938
Schering-Plough                                    2,124            37,255
St. Jude Medical                                     672(b)         48,283
Stryker                                              230            20,410
Waters                                               258(b)          9,781
Zimmer Holdings                                      245(b)         18,743
Total                                                            1,792,185

Health care services (1.2%)
Aetna                                                496            34,720
Cardinal Health                                      383            24,554
Humana                                               949(b)         22,140
Manor Care                                           360            12,852
Tenet Healthcare                                   4,052(b)         50,245
WellPoint Health Networks                            237(b)         24,885
Total                                                              169,396

Home building (1.3%)
Centex                                               816            86,414
KB HOME                                              696            47,008
Pulte Homes                                          987            42,579
Total                                                              176,001

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
8   -   AXP QUANTITATIVE LARGE CAP EQUITY FUND   -   2004 SEMIANNUAL REPORT

Issuer                                            Shares           Value(a)

Household products (0.4%)
Kimberly-Clark                                       875           $51,678

Insurance (3.8%)
Allstate                                           1,153            52,415
Aon                                                1,510            37,101
CIGNA                                              1,455            90,239
Jefferson-Pilot                                      350            17,969
Lincoln Natl                                         652            28,786
Loews                                              1,903           102,115
MBIA                                                 195            12,285
MetLife                                            3,045           102,159
SAFECO                                               382            16,628
UnumProvident                                      3,436            53,705
XL Capital Cl A                                      143(c)         11,369
Total                                                              524,771

Leisure time & entertainment (0.2%)
Hasbro                                             1,062            20,975

Lodging & gaming (0.3%)
Intl Game Technology                               1,256            47,050

Machinery (0.2%)
Deere & Co                                           466            29,171
Thermo Electron                                      132(b)          3,679
Total                                                               32,850

Media (5.5%)
Cendant                                            8,839(b)        200,203
eBay                                               4,326(b)        289,972
Monster Worldwide                                    523(b)         12,803
Univision Communications Cl A                        535(b)         18,923
Yahoo!                                             4,999(b)        234,203
Total                                                              756,104

Metals (0.4%)
Alcoa                                                877            29,976
Phelps Dodge                                         306(b)         23,155
United States Steel                                  200             6,810
Total                                                               59,941

Multi-industry (3.1%)
Eastman Kodak                                      2,159            61,337
General Electric                                   3,834           128,937
Monsanto                                             442            13,521
Textron                                              137             7,299
Tyco Intl                                          7,789(c)        208,357
Total                                                              419,451

Paper & packaging (0.4%)
Georgia-Pacific                                    1,027            28,858
Sealed Air                                           492(b)         24,497
Total                                                               53,355

Precious metals (0.7%)
Freeport McMoRan Cooper &
  Gold Cl B                                          975            35,939
Newmont Mining                                     1,320            54,991
Total                                                               90,930

Real estate investment trust (0.2%)
Equity Office Properties Trust                       398            11,800
Starwood Hotels & Resorts Worldwide                  299            10,567
Total                                                               22,367

Restaurants (1.6%)
McDonald's                                         7,079(d)        182,214
Starbucks                                            824(b)         30,290
Total                                                              212,504

Retail -- drugstores (0.2%)
CVS                                                  769            27,469

Retail -- general (4.8%)
Best Buy                                           3,526           177,674
Dollar General                                     1,016            22,576
Federated Dept Stores                                741            35,183
Home Depot                                         2,685            95,237
Lowe's Companies                                     803            43,001
Nordstrom                                            266            10,454
Sears, Roebuck & Co                                4,995           221,028
Tiffany                                              700            27,748
Toys "R" Us                                        2,055(b)         29,017
Total                                                              661,918

Retail -- grocery (1.3%)
Albertson's                                        1,602            37,423
Kroger                                             2,256(b)         41,804
Safeway                                            3,452(b)         77,980
SUPERVALU                                            922            26,646
Total                                                              183,853

Telecom equipment & services (2.7%)
ADC Telecommunications                             3,218(b)         11,263
Avaya                                              1,273(b)         22,125
JDS Uniphase                                       5,753(b)         29,340
Motorola                                           7,128           118,182
QUALCOMM                                           2,672           156,099
Scientific-Atlanta                                 1,061            35,904
Total                                                              372,913

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
9   -   AXP QUANTITATIVE LARGE CAP EQUITY FUND   -   2004 SEMIANNUAL REPORT

Issuer                                            Shares           Value(a)

Utilities -- electric (6.5%)
American Electric Power                              971           $31,703
CenterPoint Energy                                19,675           206,588
Constellation Energy Group                           646            25,989
Duke Energy                                        3,318            72,100
Edison Intl                                        3,777            83,094
Exelon                                               466            31,213
PG&E                                               8,116(b)        217,914
PPL                                                  357            16,322
Public Service Enterprise Group                    1,311            59,572
TECO Energy                                        2,604            37,159
TXU                                                1,695            40,680
Xcel Energy                                        3,995            69,193
Total                                                              891,527

Utilities -- natural gas (0.4%)
Kinder Morgan                                        540            31,860
Sempra Energy                                        660            20,552
Total                                                               52,412

Utilities -- telephone (3.9%)
AT&T                                               6,645           129,312
BellSouth                                          1,568            45,833
Citizens Communications                            1,302(b)         15,272
SBC Communications                                 6,514           166,106
Sprint (FON Group)                                 6,569           114,366
Sprint (PCS Group)                                 2,568(b)         20,878
Verizon Communications                               975            35,939
Total                                                              527,706

Total common stocks
(Cost: $11,757,711)                                            $13,463,162

Total investments in securities
(Cost: $11,757,711)(e)                                         $13,463,162

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of Jan. 31, 2004, the value of foreign securities represented 1.6% of net assets.

(d) Partially pledged as initial margin deposit on the following open stock index futures contracts (see Note 5 to the financial statements):

     Type of security                                               Contracts
     Purchase contracts
     E-Mini S&P 500 Index, March 2004                                    2

(e) At Jan. 31, 2004, the cost of securities for federal income tax purposes was approximately $11,758,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                    $1,861,000
     Unrealized depreciation                                      (156,000)
                                                                  --------
     Net unrealized appreciation                                $1,705,000
                                                                ----------

--------------------------------------------------------------------------------
10   -   AXP QUANTITATIVE LARGE CAP EQUITY FUND   -   2004 SEMIANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Quantitative Large Cap Equity Fund

Jan. 31, 2004 (Unaudited)
Assets
Investments in securities, at value (Note 1)
   (identified cost $11,757,711)                                                                        $13,463,162
Cash in bank on demand deposit                                                                              264,241
Capital shares receivable                                                                                     9,219
Dividends and accrued interest receivable                                                                    14,123
Receivable for investment securities sold                                                                   687,700
                                                                                                            -------
Total assets                                                                                             14,438,445
                                                                                                         ----------
Liabilities
Payable for investment securities purchased                                                                 685,466
Accrued investment management services fee                                                                      224
Accrued distribution fee                                                                                        141
Accrued transfer agency fee                                                                                      36
Accrued administrative services fee                                                                              19
Other accrued expenses                                                                                       46,424
                                                                                                             ------
Total liabilities                                                                                           732,310
                                                                                                            -------
Net assets applicable to outstanding capital stock                                                      $13,706,135
                                                                                                        ===========
Represented by
Capital stock -- $.01 par value (Note 1)                                                                $    22,248
Additional paid-in capital                                                                               11,803,364
Excess of distributions over net investment income                                                           (4,281)
Accumulated net realized gain (loss)                                                                        180,971
Unrealized appreciation (depreciation) on investments                                                     1,703,833
                                                                                                          ---------
Total -- representing net assets applicable to outstanding capital stock                                $13,706,135
                                                                                                        ===========
Net assets applicable to outstanding shares:                Class A                                     $11,379,681
                                                            Class B                                     $ 2,151,794
                                                            Class C                                     $   150,730
                                                            Class Y                                     $    23,930
Net asset value per share of outstanding capital stock:     Class A shares          1,846,206           $      6.16
                                                            Class B shares            350,192           $      6.14
                                                            Class C shares             24,527           $      6.15
                                                            Class Y shares              3,879           $      6.17
                                                                                        -----           -----------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
11   -   AXP QUANTITATIVE LARGE CAP EQUITY FUND   -   2004 SEMIANNUAL REPORT

Statement of operations
AXP Quantitative Large Cap Equity Fund
Six months ended Jan. 31, 2004 (Unaudited)
Investment income
Income:
Dividends                                                                                                $   90,717
Interest                                                                                                        605
                                                                                                                ---
Total income                                                                                                 91,322
                                                                                                             ------
Expenses (Note 2):
Investment management services fee                                                                           34,568
Distribution fee
   Class A                                                                                                   11,672
   Class B                                                                                                    7,810
   Class C                                                                                                      581
Transfer agency fee                                                                                           5,455
Incremental transfer agency fee
   Class A                                                                                                      413
   Class B                                                                                                      283
   Class C                                                                                                       22
Service fee -- Class Y                                                                                           11
Administrative services fees and expenses                                                                     2,760
Custodian fees                                                                                               18,142
Printing and postage                                                                                         15,685
Registration fees                                                                                            29,381
Audit fees                                                                                                    7,750
                                                                                                              -----
Total expenses                                                                                              134,533
   Expenses waived/reimbursed by AEFC (Note 2)                                                              (58,921)
                                                                                                            -------
                                                                                                             75,612
   Earnings credits on cash balances (Note 2)                                                                  (654)
                                                                                                               ----
Total net expenses                                                                                           74,958
                                                                                                             ------
Investment income (loss) -- net                                                                              16,364
                                                                                                             ------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                           318,699
   Futures contracts                                                                                             88
                                                                                                                 --
Net realized gain (loss) on investments                                                                     318,787
Net change in unrealized appreciation (depreciation) on investments                                       1,335,397
                                                                                                          ---------
Net gain (loss) on investments                                                                            1,654,184
                                                                                                          ---------
Net increase (decrease) in net assets resulting from operations                                          $1,670,548
                                                                                                         ==========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
12   -   AXP QUANTITATIVE LARGE CAP EQUITY FUND   -   2004 SEMIANNUAL REPORT

Statements of changes in net assets
AXP Quantitative Large Cap Equity Fund
                                                                                     Jan. 31, 2004    For the period from
                                                                                    Six months ended   April 24, 2003* to
                                                                                        (Unaudited)      July 31, 2003
Operations and distributions
Investment income (loss) -- net                                                      $    16,364         $   14,024
Net realized gain (loss) on investments                                                  318,787            105,405
Net change in unrealized appreciation (depreciation) on investments                    1,335,397            368,601
                                                                                       ---------            -------
Net increase (decrease) in net assets resulting from operations                        1,670,548            488,030
                                                                                       ---------            -------
Distributions to shareholders from:
   Net investment income
     Class A                                                                             (34,930)                --
     Class B                                                                                (921)                --
     Class C                                                                                 (88)                --
     Class Y                                                                                 (94)                --
   Net realized gain
     Class A                                                                            (204,760)                --
     Class B                                                                             (35,467)                --
     Class C                                                                              (2,669)                --
     Class Y                                                                                (461)                --
                                                                                       ---------            -------
Total distributions                                                                     (279,390)                --
                                                                                       ---------            -------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                             2,720,043          2,122,213
   Class B shares                                                                      1,125,171            985,940
   Class C shares                                                                         74,758             49,247
   Class Y shares                                                                             --             10,000
Reinvestment of distributions at net asset value
   Class A shares                                                                         99,015                 --
   Class B shares                                                                         34,783                 --
   Class C shares                                                                          2,508                 --
   Class Y shares                                                                            257                 --
Payments for redemptions
   Class A shares                                                                       (153,504)           (18,491)
   Class B shares (Note 2)                                                              (168,467)           (53,851)
   Class C shares (Note 2)                                                                (2,275)                --
   Class Y shares                                                                             --                 --
                                                                                       ---------            -------
Increase (decrease) in net assets from capital share transactions                      3,732,289          3,095,058
                                                                                       ---------            -------
Total increase (decrease) in net assets                                                5,123,447          3,583,088
Net assets at beginning of period                                                      8,582,688          4,999,600**
                                                                                       ---------          ---------
Net assets at end of period                                                          $13,706,135         $8,582,688
                                                                                     ===========         ==========
Undistributed (excess of distributions over) net investment income                   $    (4,281)        $   15,388
                                                                                     -----------         ----------

 *  When shares became publicly available.

** Initial capital of $5,000,000 was contributed on April 17, 2003. The Fund had a decrease in net assets resulting from operations of $400 during the period from April 17, 2003 to April 24, 2003 (when shares became publicly available).

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
13   -   AXP QUANTITATIVE LARGE CAP EQUITY FUND   -   2004 SEMIANNUAL REPORT

Notes to Financial Statements

AXP Quantitative Large Cap Equity Fund

(Unaudited as to Jan. 31, 2004)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Growth Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Growth Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in equity securities of companies listed on U.S. exchanges with market capitalizations greater than $5 billion at the time of purchase. On April 17, 2003, American Express Financial Corporation (AEFC) invested $5,000,000 in the Fund which represented 994,000 shares for Class A, 2,000 shares for Class B, Class C and Class Y, respectively, which represented the initial capital for each class at $5 per share. Shares of the Fund were first offered to the public on April 24, 2003. As of Jan. 31, 2004, AEFC owned approximately 45% of the Fund.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

--------------------------------------------------------------------------------
14   -   AXP QUANTITATIVE LARGE CAP EQUITY FUND   -   2004 SEMIANNUAL REPORT

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. AEFC may use fair value if a security's value has been materially affected by events after the close of the primary exchanges or markets on which the security is traded and before the NAV is calculated. The fair value of a security may be different from the quoted or published price. AEFC will price a security at fair value in accordance with procedures adopted by the Fund and board if a reliable market quotation is not readily available. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

--------------------------------------------------------------------------------
15   -   AXP QUANTITATIVE LARGE CAP EQUITY FUND   -   2004 SEMIANNUAL REPORT

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

--------------------------------------------------------------------------------
16   -   AXP QUANTITATIVE LARGE CAP EQUITY FUND   -   2004 SEMIANNUAL REPORT

2. EXPENSES AND SALES CHARGES

The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.60% to 0.48% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Large-Cap Core Funds Index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment increased the fee by $1,454 for the six months ended Jan. 31, 2004.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.05% to 0.02% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o    Class A $19.50

o    Class B $20.50

o    Class C $20.00

o    Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

In addition, AECSC is entitled to charge an annual closed-account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is currently not effective.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

--------------------------------------------------------------------------------
17   -   AXP QUANTITATIVE LARGE CAP EQUITY FUND   -   2004 SEMIANNUAL REPORT

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $33,047 for Class A and $260 for Class B for the six months ended Jan. 31, 2004.

For the six months ended Jan. 31, 2004, AEFC and its affiliates waived certain fees and expenses to 1.25% for Class A, 2.03% for Class B, 2.03% for Class C and 1.05% for Class Y. In addition, AEFC and its affiliates have agreed to waive certain fees and expenses until July 31, 2004. Under this agreement, net expenses will not exceed 1.25% for Class A, 2.04% for Class B, 2.06% for Class C and 1.06% for Class Y of the Fund's average daily net assets.

During the six months ended Jan. 31, 2004, the Fund's custodian and transfer agency fees were reduced by $654 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $6,895,194 and $3,614,269, respectively, for the six months ended Jan. 31, 2004. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                            Six months ended Jan. 31, 2004
                                      Class A     Class B    Class C     Class Y
Sold                                  469,759    196,782     13,274         --
Issued for reinvested distributions    16,868      5,946        429         45
Redeemed                              (26,768)   (29,689)      (390)        --
                                      -------    -------     ------       ----
Net increase (decrease)               459,859    173,039     13,313         45
                                      -------    -------     ------       ----

                                           April 24, 2003* to July 31, 2003
                                      Class A     Class B    Class C     Class Y
Sold                                  395,711    184,979      9,214      1,834
Issued for reinvested distributions        --         --         --         --
Redeemed                               (3,364)    (9,826)        --         --
                                      -------    -------      -----      -----
Net increase (decrease)               392,347    175,153      9,214      1,834
                                      -------    -------      -----      -----

* When shares became publicly available.

5. STOCK INDEX FUTURES CONTRACTS

As of Jan. 31, 2004, investments in securities included securities valued at $92,794 that were pledged as collateral to cover initial margin deposits on two open purchase contracts. The notional market value of the open purchase contracts as of Jan. 31, 2004 was $112,990 with a net unrealized loss of $1,618. See " Summary of significant accounting policies" and "Notes to investments in securities."

--------------------------------------------------------------------------------
18   -   AXP QUANTITATIVE LARGE CAP EQUITY FUND   -   2004 SEMIANNUAL REPORT

6. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. The Fund had no borrowings outstanding during the six months ended Jan. 31, 2004.

7. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended July 31,                                                2004(k)     2003(b)
Net asset value, beginning of period                                       $5.44       $5.00
Income from investment operations:
Net investment income (loss)                                                 .01         .01
Net gains (losses) (both realized and unrealized)                            .85         .43
Total from investment operations                                             .86         .44
Less distributions:
Dividends from net investment income                                        (.02)         --
Distributions from realized gains                                           (.12)         --
Total distributions                                                         (.14)         --
Net asset value, end of period                                             $6.16       $5.44

Ratios/supplemental data
Net assets, end of period (in millions)                                      $11          $8
Ratio of expenses to average daily net assets(c),(e)                       1.25%(d)    1.22%(d)
Ratio of net investment income (loss) to average daily net assets           .42%(d)     .81%(d)
Portfolio turnover rate (excluding short-term securities)                    34%         17%
Total return(i)                                                           15.94%(j)    8.80%(j)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
19   -   AXP QUANTITATIVE LARGE CAP EQUITY FUND   -   2004 SEMIANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended July 31,                                                2004(k)     2003(b)
Net asset value, beginning of period                                       $5.43       $5.00
Income from investment operations:
Net investment income (loss)                                                (.01)         --
Net gains (losses) (both realized and unrealized)                            .84         .43
Total from investment operations                                             .83         .43
Less distributions:
Dividends from net investment income                                          --          --
Distributions from realized gains                                           (.12)         --
Total distributions                                                         (.12)         --
Net asset value, end of period                                             $6.14       $5.43

Ratios/supplemental data
Net assets, end of period (in millions)                                       $2          $1
Ratio of expenses to average daily net assets(c),(f)                       2.03%(d)    2.01%(d)
Ratio of net investment income (loss) to average daily net assets          (.38%)(d)   (.08%)(d)
Portfolio turnover rate (excluding short-term securities)                    34%         17%
Total return(i)                                                           15.46%(j)    8.60%(j)

Class C
Per share income and capital changes(a)
Fiscal period ended July 31,                                                2004(k)     2003(b)
Net asset value, beginning of period                                       $5.43       $5.00
Income from investment operations:
Net investment income (loss)                                                (.01)         --
Net gains (losses) (both realized and unrealized)                            .85         .43
Total from investment operations                                             .84         .43
Less distributions:
Dividends from net investment income                                          --          --
Distributions from realized gains                                           (.12)         --
Total distributions                                                         (.12)         --
Net asset value, end of period                                             $6.15       $5.43

Ratios/supplemental data
Net assets, end of period (in millions)                                      $--         $--
Ratio of expenses to average daily net assets(c),(g)                       2.03%(d)    2.01%(d)
Ratio of net investment income (loss) to average daily net assets          (.34%)(d)   (.05%)(d)
Portfolio turnover rate (excluding short-term securities)                    34%         17%
Total return(i)                                                           15.66%(j)    8.60%(j)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
20   -   AXP QUANTITATIVE LARGE CAP EQUITY FUND   -   2004 SEMIANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended July 31,                                                2004(k)     2003(b)
Net asset value, beginning of period                                       $5.45       $5.00
Income from investment operations:
Net investment income (loss)                                                 .01         .01
Net gains (losses) (both realized and unrealized)                            .85         .44
Total from investment operations                                             .86         .45
Less distributions:
Dividends from net investment income                                        (.02)         --
Distributions from realized gains                                           (.12)         --
Total distributions                                                         (.14)         --
Net asset value, end of period                                             $6.17       $5.45

Ratios/supplemental data
Net assets, end of period (in millions)                                      $--         $--
Ratio of expenses to average daily net assets(c),(h)                       1.05%(d)    1.01%(d)
Ratio of net investment income (loss) to average daily net assets           .61%(d)     .90%(d)
Portfolio turnover rate (excluding short-term securities)                    34%         17%
Total return(i)                                                           16.00%(j)    9.00%(j)

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from April 24, 2003 (when shares became publicly available) to July 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class A would have been 2.32% for the six months ended Jan. 31, 2004 and 7.39% for the period ended July 31, 2003.

(f) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class B would have been 3.08% for the six months ended Jan. 31, 2004 and 8.18% for the period ended July 31, 2003.

(g) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class C would have been 3.09% for the six months ended Jan. 31, 2004 and 8.20% for the period ended July 31, 2003.

(h) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class Y would have been 2.17% for the six months ended Jan. 31, 2004 and 7.20% for the period ended July 31, 2003.

(i)  Total return does not reflect payment of a sales charge.

(j)  Not annualized.

(k)  Six months ended Jan. 31, 2004 (Unaudited).

--------------------------------------------------------------------------------
21   -   AXP QUANTITATIVE LARGE CAP EQUITY FUND   -   2004 SEMIANNUAL REPORT

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the Web site americanexpress.com/funds; or by searching the Web site of the Securities and Exchange Commission http://www.sec.gov. You may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283. In addition, after Aug. 1, 2004, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available at http://www.sec.gov.

--------------------------------------------------------------------------------
22   -   AXP QUANTITATIVE LARGE CAP EQUITY FUND   -   2004 SEMIANNUAL REPORT

(logo)
AMERICAN
   EXPRESS
(R)

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

AXP(R)
    Research
        Opportunities
             Fund

                                                               Semiannual Report
                                                            for the Period Ended
                                                                   Jan. 31, 2004

AXP Research Opportunities Fund seeks to provide shareholders with long-term capital growth.

(logo)                                                                   (logo)
American                                                                AMERICAN
  Express(R)                                                             EXPRESS
Funds                                                                   (R)

Table of Contents

Fund Snapshot                                                         3

Questions & Answers
   with Portfolio Management                                          4

Investments in Securities                                             8

Financial Statements (Portfolio)                                     11

Notes to Financial Statements (Portfolio)                            14

Financial Statements (Fund)                                          18

Notes to Financial Statements (Fund)                                 21

Proxy Voting                                                         28

(logo) Dalbar

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

--------------------------------------------------------------------------------
2   --   AXP RESEARCH OPPORTUNITIES FUND   --   2004 SEMIANNUAL REPORT

Fund Snapshot
        AS OF JAN. 31, 2004

PORTFOLIO MANAGER

Portfolio manager                                            Doug Chase
Since                                                             11/03
Years in industry                                                    12

FUND OBJECTIVE

For investors seeking long-term growth of capital.

Inception dates
A: 8/19/96      B: 8/19/96      C: 6/26/00      Y: 8/19/96

Ticker symbols
A: IRDAX        B: IROBX        C: --           Y: --

Total net assets                                         $233.2 million

Number of holdings                                                   96

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

       STYLE
VALUE  BLEND  GROWTH
         X            LARGE
                      MEDIUM  SIZE
                      SMALL

SECTOR COMPOSITION

Percentage of portfolio assets

(pie chart)

Health care 22.9%
Financials 20.7%
Consumer discretionary 13.8%
Technology 13.6%
Consumer staples 10.5%
Industrials 7.4%
Energy 6.6%
Materials 3.5%
Telecommunications 0.5%
Utilities 0.5%

TOP TEN HOLDINGS

Percentage of portfolio assets

Pfizer (Health care products)                                       6.8%
Citigroup (Finance companies)                                       5.2
Cendant (Media)                                                     3.4
Viacom Cl B (Leisure time & entertainment)                          3.3
PepsiCo (Beverages & tobacco)                                       2.9
Microsoft (Computer software & services)                            2.9
Colgate-Palmolive (Household products)                              2.8
Fannie Mae (Financial services)                                     2.5
Procter & Gamble (Household products)                               2.4
McKesson (Health care services)                                     2.4

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Stock prices of established companies that pay dividends may be less volatile than the stock market as a whole.

Fund holdings are subject to change.

--------------------------------------------------------------------------------
3   --   AXP RESEARCH OPPORTUNITIES FUND   --   2004 SEMIANNUAL REPORT

Questions & Answers
        WITH PORTFOLIO MANAGEMENT

Doug Chase began managing AXP Research Opportunities Fund in November 2003. Below, he discusses the Fund's repositioning and results for the six months ended Jan. 31, 2004.

Shareholders will be asked to approve a merger of the Fund into AXP Large Cap Equity Fund at a shareholder meeting on June 9, 2004. This approval is not guaranteed. If shareholder approval is obtained, no new purchases or exchanges into the Fund will be allowed, although existing shareholders may redeem or exchange out of the Fund.

Q: How did AXP Research Opportunities Fund perform in the six months ended Jan. 31, 2004?

A: AXP Research Opportunities Fund's Class A shares, excluding sales charge, gained 12.07% for the six months ended Jan. 31, 2004. This was less than the Standard & Poor's 500 Index, which rose 15.23% for the period. The Lipper Large-Cap Core Funds Index, the Fund's peer group, rose 13.12% over the same time frame.

Q: What factors most significantly affected Fund performance during the semiannual period?

A: The Fund benefited from the U.S. equity market's strong rally, which has been fueled by the improving economic environment and strong corporate earnings results. Stock selection for most

(bar chart)

                              PERFORMANCE COMPARISON
                   For the six-month period ended Jan. 31, 2004
20%
                                 (bar 2)
15%           (bar 1)            +15.23%           (bar 3)
              +12.07%                              +13.12%
10%

 5%

 0%

(bar 1)   AXP Research Opportunities Fund Class A (excluding sales charge)
(bar 2)   S&P 500 Index Fund(1) (unmanaged)
(bar 3)   Lipper Large-Cap Core Funds Index(2)

(1) Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the S&P 500 companies may be generally larger than those in which the Fund invests.

(2) The Lipper Large-Cap Core Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

Past performance is no guarantee of future results. The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

--------------------------------------------------------------------------------
4   --   AXP RESEARCH OPPORTUNITIES FUND   --   2004 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote)> Currently, we believe the best market opportunities are in growth stocks that have a high degree of stability to their growth. (end callout quote)

     of the fiscal period and a conservative positioning relative to the S&P 500 Index and its peer group since November were the primary reasons why the Fund's return fell short of the Index and peer group for the six months ended Jan. 31, 2004.

     Early in the period, good stock selection in the health care, industrial and technology sectors added to relative performance. However, stock selection

AVERAGE ANNUAL TOTAL RETURNS

                              Class A                    Class B                     Class C                     Class Y
(Inception dates)            (8/19/96)                  (8/19/96)                   (6/26/00)                   (8/19/96)
                        NAV(1)      POP(2)        NAV(1)    After CDSC(3)      NAV(1)     After CDSC(4)    NAV(5)     POP(5)
as of Jan. 31, 2004
6 months*              +12.07%      +5.63%       +11.54%       +7.54%         +11.25%       +10.25%       +11.81%    +11.81%
1 year                 +29.19%     +21.75%       +28.32%      +24.32%         +27.94%       +27.94%       +29.37%    +29.37%
5 years                 -4.61%      -5.73%        -5.35%       -5.50%            N/A           N/A         -4.47%     -4.47%
Since inception         +4.61%      +3.78%        +3.80%       +3.80%         -10.07%       -10.07%        +4.76%     +4.76%

as of Dec. 31, 2003
6 months*              +12.46%      +6.00%       +11.92%       +6.92%         +11.92%       +10.92%       +12.46%    +12.46%
1 year                 +23.95%     +16.82%       +23.08%      +19.08%         +23.08%       +23.08%       +24.16%    +24.16%
5 years                 -3.86%      -4.99%        -4.59%       -4.74%            N/A           N/A         -3.72%     -3.72%
Since inception         +4.54%      +3.70%        +3.75%       +3.75%         -10.48%       -10.48%        +4.69%     +4.69%

The performance information shown represents the past performance and is not a guarantee of future results. The value of your investment and returns will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (888) 723-8476 or visiting www.americanexpress.com/funds. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

* Not annualized.

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

--------------------------------------------------------------------------------
5   --   AXP RESEARCH OPPORTUNITIES FUND   --   2004 SEMIANNUAL REPORT

Questions & Answers

     within the consumer cyclical, financial and energy sectors hindered the Fund's results.

     One strong market trend working against the Fund's investment strategy was the continued outperformance of small-cap stocks relative to large-cap stocks, which are the focus of the Fund. Even within the S&P 500 Index, the smaller the market capitalization, the stronger the stock's performance generally was.

     In mid-November, we made substantial changes to sector allocations and individual holdings within the portfolio. Toward the end of the semiannual period, we began to see some positive results from this repositioning. For example, energy stocks that we added to the portfolio in mid-November benefited performance in December when the energy sector rallied. However, since the overall equity market generally favored smaller and lower quality stocks, our restructuring of the portfolio toward high quality, large-cap stocks was not fully rewarded.

Q: What changes did you make to the portfolio and how is it currently positioned?

A: Early in the period, the portfolio's cyclical exposure was increased in an effort to take advantage of the strengthening U.S. economy. In addition, holdings of brokerage firms, biotechnology companies and home improvement retail stores were increased. The Fund's exposure to big pharmaceutical companies was reduced.

     The most significant changes came in November. We moved to higher-than-index positions in the health care and industrials sectors and lower-than-index positions in the technology, financial, telecommunications and utility sectors.

     Late in the period, we broadened our ownership of pharmaceutical firms, trimming holdings of Wyeth, which had appreciated significantly, and adding Johnson & Johnson, Eli Lilly and Novartis to the Fund's holdings. Despite last year's weakness, we maintain a higher-than-index weighting in health care because we believe, long term, health care earnings will grow at rates faster than the market overall due to demographic shifts, primarily the aging of the U.S. population. In addition to pharmaceuticals, the Fund's holdings within the health care sector are well diversified among biotechnology companies, hospitals, medical device providers and drug distributors. Our primary concern about health care is the forthcoming November 2004 general election, and the potential for negative political discourse about the industry. Therefore, we will probably be a bit cautious in adding further to the health care sector. We may take advantage of

--------------------------------------------------------------------------------
6   --   AXP RESEARCH OPPORTUNITIES FUND   --   2004 SEMIANNUAL REPORT

Questions & Answers

     election-related uncertainties to add to some existing positions.

     The Fund's weighting in the technology sector is smaller than the index. We believe these stocks, as a group, are expensive. In our opinion, the only way to justify current valuations is to assume exceptional economic growth for several quarters to come. We believe that if growth is indeed that strong, it will also drive performance in other sectors such as media, which we consider more reasonably priced. The Fund ended the period with a lower-than-index position in financial stocks because we believe many of these companies are vulnerable to the negative effects of a potential increase in interest rates.

Q:   How do you intend to manage the Fund in the coming months?

A: One key issue for the market in 2004 is whether large-cap stocks can regain market leadership from small-cap stocks. We believe several factors support such an outcome. First, the overvaluation of small-caps versus large-caps suggests that a period of large-cap outperformance may be due. Other factors favoring large-caps include the decline in the U.S. dollar, which has made U.S. exports more competitive, and the possibility of higher interest rates. Small-cap companies generally do not benefit from export growth the way large-cap companies do. In addition, smaller companies are often more dependent on borrowed money and could suffer from either expectations of rising interest rates or actual rate increases.

     Consumer staples is a sector that looks interesting to us now precisely because it is one of the most multinational groups in the market and could benefit from the lower dollar. Anywhere you travel globally, you will find the products of U.S. based multinationals -- from cola to razor blades to hamburgers. We think such companies are attractive given the improved export environment.

     Currently, we believe the best market opportunities are in stocks that have a high degree of stability to their growth. These stocks have become cheaper relative to the market; yet in any given year, they tend to grow earnings faster than the S&P 500 Index. We have been making a concerted effort to move money into more stable growth stocks and out of companies that require record levels of profitability to justify their current share prices.

     Given the improving global economy, the weak dollar, and large-cap relative underperformance in 2003, we think the environment may be more favorable for large stocks in 2004 and we consider the portfolio well positioned for such a scenario.

--------------------------------------------------------------------------------
7   --   AXP RESEARCH OPPORTUNITIES FUND   --   2004 SEMIANNUAL REPORT

Investments in Securities

Aggressive Growth Portfolio

Jan. 31, 2004 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common stocks (99.4%)
Issuer                                        Shares               Value(a)

Aerospace & defense (2.6%)
Empresa Brasileira de
  Aeronautica ADR                             16,800(c)              $495,096
Lockheed Martin                               44,800                2,178,176
Northrop Grumman                              12,700                1,228,217
United Technologies                           23,100                2,206,974
Total                                                               6,108,463

Banks and savings & loans (3.5%)
Bank of America                               44,400                3,616,824
U.S. Bancorp                                  47,500                1,342,825
Washington Mutual                             18,500                  819,550
Wells Fargo                                   43,600                2,503,076
Total                                                               8,282,275

Beverages & tobacco (5.3%)
Altria Group                                  69,800                3,880,182
Anheuser-Busch Companies                      10,800                  547,776
Coca-Cola                                     24,100                1,186,684
PepsiCo                                      144,600                6,833,796
Total                                                              12,448,438

Broker dealers (1.8%)
Merrill Lynch & Co                            34,600                2,034,134
Morgan Stanley                                38,600                2,246,906
Total                                                               4,281,040

Building materials & construction (0.5%)
American Standard                             10,900(b)             1,157,580

Cable (0.7%)
EchoStar Communications Cl A                  19,800(b)               722,700
NTL                                           12,000(b)               796,080
Total                                                               1,518,780

Cellular telecommunications (0.5%)
Nextel Communications Cl A                    45,000(b)             1,187,550

Chemicals (1.5%)
Dow Chemical                                  42,700                1,791,265
Lyondell Chemical                             96,200                1,648,868
Total                                                               3,440,133

Computer hardware (4.8%)
Cisco Systems                                170,200(b)             4,363,928
Dell                                          89,100(b)             2,982,177
Hewlett-Packard                              140,400                3,340,116
NVIDIA                                        23,600(b)               525,100
Total                                                              11,211,321

Computer software & services (4.4%)
Affiliated Computer Services Cl A              9,500(b)               526,775
BMC Software                                  29,800(b)               593,020
Investors Financial Services                   9,500                  393,680
Microsoft                                    246,900                6,826,785
Oracle                                        94,700(b)             1,307,807
VERITAS Software                              18,500(b)               607,910
Total                                                              10,255,977

Electronics (4.3%)
Analog Devices                                30,600                1,464,210
Applied Materials                             31,900(b)               694,144
Intel                                        148,000                4,528,800
Jabil Circuit                                 14,000(b)               414,400
KLA-Tencor                                    20,600(b)             1,175,642
STMicroelectronics                            41,500(c)             1,113,860
Taiwan Semiconductor Mfg ADR                  53,100(c)               593,658
Total                                                               9,984,714

Energy (5.3%)
ChevronTexaco                                 38,400                3,315,840
ConocoPhillips                                32,800                2,160,864
Devon Energy                                  20,000                1,129,200
Exxon Mobil                                  124,400                5,074,276
Newfield Exploration                          13,100(b)               618,189
Total                                                              12,298,369

Energy equipment & services (1.3%)
Halliburton                                   42,500                1,281,375
Noble                                         31,700(b)             1,176,070
Weatherford Intl                              15,200(b)               612,864
Total                                                               3,070,309

Finance companies (5.2%)
Citigroup                                    243,000               12,023,640

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
8   --   AXP RESEARCH OPPORTUNITIES FUND   --   2004 SEMIANNUAL REPORT

Issuer                                        Shares               Value(a)

Financial services (4.9%)
Capital One Financial                         14,500               $1,030,660
Countrywide Financial                         25,100                2,097,105
Fannie Mae                                    75,800                5,844,180
MBNA                                          91,600                2,469,536
Total                                                              11,441,481

Health care products (16.2%)
Amgen                                         50,800(b)             3,276,092
Baxter Intl                                   58,100                1,693,615
Boston Scientific                             32,900(b)             1,341,991
Forest Laboratories                           36,900(b)             2,748,681
Gilead Sciences                                9,500(b)               521,265
Johnson & Johnson                             99,700                5,325,974
Medtronic                                     31,900                1,570,118
Merck & Co                                    25,600                1,218,560
Novartis ADR                                  55,800(c)             2,519,370
Pfizer                                       432,300               15,835,149
Teva Pharmaceutical Inds ADR                   9,600(c)               600,864
Wyeth                                         26,800                1,097,460
Total                                                              37,749,139

Health care services (6.6%)
AmerisourceBergen                             62,400                3,435,120
Anthem                                        15,500(b)             1,267,590
Cardinal Health                               44,200                2,833,662
Caremark Rx                                   23,600(b)               631,300
HCA                                           29,000                1,302,100
McKesson                                     190,100                5,585,138
Tenet Healthcare                              19,000(b)               235,600
Total                                                              15,290,510

Household products (5.1%)
Colgate-Palmolive                            124,900                6,403,623
Procter & Gamble                              55,400                5,599,832
Total                                                              12,003,455

Insurance (5.1%)
ACE                                           27,400(c)             1,189,708
Allstate                                      58,600                2,663,956
American Intl Group                           42,700                2,965,515
Chubb                                         51,400                3,674,586
Hartford Financial Services Group             14,400                  926,496
MBIA                                           9,400                  592,200
Total                                                              12,012,461

Leisure time & entertainment (4.3%)
Mattel                                       134,800                2,549,068
Viacom Cl B                                  187,400                7,552,220
Total                                                              10,101,288

Machinery (0.8%)
Caterpillar                                   23,600                1,843,868

Media (6.9%)
Cendant                                      348,200(b)             7,886,730
Disney (Walt)                                194,500                4,668,000
InterActiveCorp                               37,700(b)             1,221,480
Liberty Media Cl A                           106,000(b)             1,233,840
Tribune                                       23,100                1,182,489
Total                                                              16,192,539

Multi-industry (3.9%)
Accenture Cl A                                25,400(b,c)             601,218
General Electric                             146,400                4,923,432
ITT Inds                                       7,700                  573,958
Tyco Intl                                    112,000(c)             2,996,000
Total                                                               9,094,608

Paper & packaging (0.9%)
Avery Dennison                                24,000                1,491,840
Weyerhaeuser                                   9,000                  553,140
Total                                                               2,044,980

Precious metals (0.7%)
Freeport McMoRan Cooper &
  Gold Cl B                                   42,600                1,570,236

Retail -- general (1.8%)
Best Buy                                      49,250                2,481,708
Wal-Mart Stores                               32,200                1,733,970
Total                                                               4,215,678

Utilities -- electric (0.5%)
Exelon                                         8,700                  582,726
FirstEnergy                                   16,000                  600,320
Total                                                               1,183,046

Total common stocks
(Cost: $216,769,389)                                             $232,011,878

Total investments in securities
(Cost: $216,769,389)(d)                                          $232,011,878

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
9   --   AXP RESEARCH OPPORTUNITIES FUND   --   2004 SEMIANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of Jan. 31, 2004, the value of foreign securities represented 4.3% of net assets.

(d) At Jan. 31, 2004, the cost of securities for federal income tax purposes was approximately $216,769,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                    $18,350,000
     Unrealized depreciation                                     (3,107,000)
                                                                 ----------
     Net unrealized appreciation                                $15,243,000
                                                                -----------

--------------------------------------------------------------------------------
10   --   AXP RESEARCH OPPORTUNITIES FUND   --   2004 SEMIANNUAL REPORT

Financial Statements

Statement of assets and liabilities
Aggressive Growth Portfolio

Jan. 31, 2004 (Unaudited)
Assets
Investments in securities, at value (Note 1)
   (identified cost $216,769,389)                                             $232,011,878
Cash in bank on demand deposit                                                     783,598
Dividends and accrued interest receivable                                          219,470
Receivable for investment securities sold                                        5,918,498
                                                                                 ---------
Total assets                                                                   238,933,444
                                                                               -----------
Liabilities
Payable for investment securities purchased                                      5,565,617
Accrued investment management services fee                                           4,162
Other accrued expenses                                                              13,678
                                                                                    ------
Total liabilities                                                                5,583,457
                                                                                 ---------
Net assets                                                                    $233,349,987
                                                                              ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
11   --   AXP RESEARCH OPPORTUNITIES FUND   --   2004 SEMIANNUAL REPORT

Statement of operations
Aggressive Growth Portfolio

Six months ended Jan. 31, 2004 (Unaudited)
Investment income
Income:
Dividends                                                                      $ 2,053,380
Interest                                                                            28,015
   Less foreign taxes withheld                                                     (10,066)
                                                                                   -------
Total income                                                                     2,071,329
                                                                                 ---------
Expenses (Note 2):
Investment management services fee                                                 747,615
Compensation of board members                                                        4,618
Custodian fees                                                                      17,300
Audit fees                                                                          10,500
Other                                                                                2,344
                                                                                     -----
Total expenses                                                                     782,377
   Earnings credits on cash balances (Note 2)                                         (592)
                                                                                      ----
Total net expenses                                                                 781,785
                                                                                   -------
Investment income (loss) -- net                                                  1,289,544
                                                                                 ---------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                9,989,087
   Options contracts written (Note 4)                                               43,301
                                                                                    ------
Net realized gain (loss) on investments                                         10,032,388
Net change in unrealized appreciation (depreciation) on investments             16,000,429
                                                                                ----------
Net gain (loss) on investments                                                  26,032,817
                                                                                ----------
Net increase (decrease) in net assets resulting from operations                $27,322,361
                                                                               ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
12   --   AXP RESEARCH OPPORTUNITIES FUND   --   2004 SEMIANNUAL REPORT

Statements of changes in net assets
Aggressive Growth Portfolio
                                                                               Jan. 31, 2004        July 31, 2003
                                                                             Six months ended        Year ended
                                                                                (Unaudited)
Operations
Investment income (loss) -- net                                               $  1,289,544         $  3,016,145
Net realized gain (loss) on investments                                         10,032,388          (54,088,180)
Net change in unrealized appreciation (depreciation) on investments             16,000,429           65,040,858
                                                                                ----------           ----------
Net increase (decrease) in net assets resulting from operations                 27,322,361           13,968,823
                                                                                ----------           ----------
Proceeds from contributions                                                             --              280,192
Fair value of withdrawals                                                      (34,841,103)         (82,264,696)
                                                                               -----------          -----------
Net contributions (withdrawals) from partners                                  (34,841,103)         (81,984,504)
                                                                               -----------          -----------
Total increase (decrease) in net assets                                         (7,518,742)         (68,015,681)
Net assets at beginning of period                                              240,868,729          308,884,410
                                                                               -----------          -----------
Net assets at end of period                                                   $233,349,987         $240,868,729
                                                                              ============         ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
13   --   AXP RESEARCH OPPORTUNITIES FUND   --   2004 SEMIANNUAL REPORT

Notes to Financial Statements

Aggressive Growth Portfolio

(Unaudited as to Jan. 31, 2004)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Aggressive Growth Portfolio (the Portfolio) is a series of Growth Trust (the Trust) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. Aggressive Growth Portfolio invests primarily in equity securities of companies that comprise the S&P 500 Index. The Declaration of Trust permits the Trustees to issue non-transferable interests in the Portfolio.

The Portfolio's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by independent pricing service. American Express Financial Corporation (AEFC) may use fair value if a security's value has been materially affected by events after the close of the primary exchanges or markets on which the security is traded and before NAV is calculated. The fair value of a security may be different from the quoted or published price. AEFC will price a security at fair value in accordance with procedures adopted by the Portfolio and board of trustees if a reliable market quotation is not readily available. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Portfolio may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Portfolio also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Portfolio gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. The Portfolio also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

--------------------------------------------------------------------------------
14   --   AXP RESEARCH OPPORTUNITIES FUND   --   2004 SEMIANNUAL REPORT

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Portfolio will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Portfolio may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Portfolio also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Portfolio may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Portfolio is subject to the credit risk that the other party will not complete its contract obligations.

Federal taxes

For federal income tax purposes the Portfolio qualifies as a partnership and each investor in the Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. As a "pass-through" entity, the Portfolio therefore does not pay any income dividends or capital gain distributions.

--------------------------------------------------------------------------------
15   --   AXP RESEARCH OPPORTUNITIES FUND   --   2004 SEMIANNUAL REPORT

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. FEES AND EXPENSES

The Trust on behalf of the Portfolio, has an Investment Management Services Agreement with AEFC to manage its portfolio. Under this Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Portfolio's average daily net assets in reducing percentages from 0.65% to 0.50% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of AXP Research Opportunities Fund to the Lipper Large-Cap Core Funds Index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the fee by $25,550 for the six months ended Jan. 31, 2004.

Under the agreement, the Trust also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees, audit and certain legal fees, fidelity bond premiums, registration fees for units, office expenses, consultants' fees, compensation of trustees, corporate filing fees, expenses incurred in connection with lending securities of the Portfolio and any other expenses properly payable by the Trust or Portfolio and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested trustees may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the underlying Fund or other American Express mutual funds. The Portfolio's liability for these amounts is adjusted for market changes and remains in the Portfolio until distributed in accordance with the Plan.

During the six months ended Jan. 31, 2004, the Portfolio's custodian fees were reduced by $592 as a result of earnings credits from overnight cash balances. The Portfolio also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

According to a Placement Agency Agreement, American Express Financial Advisors Inc. acts as placement agent of the Trust's units.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $239,217,887 and $266,572,558, respectively, for the six months ended Jan. 31, 2004. Realized gains and losses are determined on an identified cost basis.

Brokerage clearing fees paid to brokers affiliated with AEFC were $14,068 for the six months ended Jan. 31, 2004.

--------------------------------------------------------------------------------
16   --   AXP RESEARCH OPPORTUNITIES FUND   --   2004 SEMIANNUAL REPORT

4. OPTIONS CONTRACTS WRITTEN

Contracts and premiums associated with options contracts written are as follows:

                                                Six months ended Jan. 31, 2004
                                                             Calls
                                                  Contracts        Premiums
Balance July 31, 2003                                270          $ 25,579
Opened                                               857            75,390
Closed                                              (767)          (76,750)
Exercised                                           (170)          (10,880)
Expired                                             (190)          (13,339)
                                                    ----           -------
Balance Jan. 31, 2004                                 --          $     --
                                                    ----          --------

See "Summary of significant accounting policies."

5. FINANCIAL HIGHLIGHTS

The table below shows certain important financial information for evaluating the Portfolio's results.

Ratios/supplemental data
Fiscal period ended July 31,                                             2004(e)    2003      2002      2001     2000
Ratio of expenses to average daily net assets(a)                         .66%(c)    .60%      .60%      .61%     .63%
Ratio of net investment income (loss) to average daily net assets       1.08%(c)   1.18%      .76%      .91%     .53%
Portfolio turnover rate (excluding short-term securities)                104%        82%      144%      234%     160%
Total return(b)                                                        12.25%(d)   7.40%   (26.92%)  (17.05%)   8.43%

Notes to financial highlights

(a) Expense ratio is based on total expenses of the Portfolio before reduction of earnings credits on cash balances. The ratio does not include feeder fund expenses.

(b) Total return is based on a calculated Portfolio NAV and does not reflect payment of a sales charge.

(c)  Adjusted to an annual basis.

(d)  Not annualized.

(e)  Six months ended Jan. 31, 2004 (Unaudited).

--------------------------------------------------------------------------------
17   --   AXP RESEARCH OPPORTUNITIES FUND   --   2004 SEMIANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Research Opportunities Fund

Jan. 31, 2004 (Unaudited)
Assets
Investment in Portfolio (Note 1)                                                                      $ 233,281,106
Capital shares receivable                                                                                       933
                                                                                                                ---
Total assets                                                                                            233,282,039
                                                                                                        -----------
Liabilities
Capital shares payable                                                                                        3,354
Accrued distribution fee                                                                                      3,442
Accrued transfer agency fee                                                                                   1,711
Accrued administrative services fee                                                                             384
Other accrued expenses                                                                                       76,769
                                                                                                             ------
Total liabilities                                                                                            85,660
                                                                                                             ------
Net assets applicable to outstanding capital stock                                                    $ 233,196,379
                                                                                                      =============
Represented by
Capital stock -- $.01 par value (Note 1)                                                              $     515,748
Additional paid-in capital                                                                              480,830,274
Undistributed net investment income                                                                         124,415
Accumulated net realized gain (loss) (Note 5)                                                          (263,512,214)
Unrealized appreciation (depreciation) on investments                                                    15,238,156
                                                                                                         ----------
Total -- representing net assets applicable to outstanding capital stock                              $ 233,196,379
                                                                                                      =============
Net assets applicable to outstanding shares:                 Class A                                  $ 143,595,618
                                                             Class B                                  $  89,301,137
                                                             Class C                                  $     298,219
                                                             Class Y                                  $       1,405
Net asset value per share of outstanding capital stock:      Class A shares         30,978,884        $        4.64
                                                             Class B shares         20,527,086        $        4.35
                                                             Class C shares             68,489        $        4.35
                                                             Class Y shares                300        $        4.68
                                                                                           ---        -------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
18   --   AXP RESEARCH OPPORTUNITIES FUND   --   2004 SEMIANNUAL REPORT

Statement of operations
AXP Research Opportunities Fund

Six months ended Jan. 31, 2004 (Unaudited)
Investment income
Income:
Dividends                                                                                               $ 2,052,818
Interest                                                                                                     28,008
   Less foreign taxes withheld                                                                              (10,063)
                                                                                                            -------
Total income                                                                                              2,070,763
                                                                                                          ---------
Expenses (Note 2):
Expenses allocated from Portfolio                                                                           781,570
Distribution fee
   Class A                                                                                                  183,538
   Class B                                                                                                  452,606
   Class C                                                                                                    1,421
Transfer agency fee                                                                                         327,159
Incremental transfer agency fee
   Class A                                                                                                   22,314
   Class B                                                                                                   22,776
   Class C                                                                                                       66
Administrative services fees and expenses                                                                    71,661
Compensation of board members                                                                                 4,250
Printing and postage                                                                                         71,885
Registration fees                                                                                            20,465
Audit fees                                                                                                    3,500
Other                                                                                                         5,908
                                                                                                              -----
Total expenses                                                                                            1,969,119
   Expenses waived/reimbursed by AEFC (Note 2)                                                              (21,747)
                                                                                                            -------
                                                                                                          1,947,372
   Earnings credits on cash balances (Note 2)                                                                (1,277)
                                                                                                             ------
Total net expenses                                                                                        1,946,095
                                                                                                          ---------
Investment income (loss) -- net                                                                             124,668
                                                                                                            -------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions                                                                                  9,986,498
   Options contracts written                                                                                 43,301
                                                                                                             ------
Net realized gain (loss) on investments                                                                  10,029,799
Net change in unrealized appreciation (depreciation) on investments                                      15,995,872
                                                                                                         ----------
Net gain (loss) on investments                                                                           26,025,671
                                                                                                         ----------
Net increase (decrease) in net assets resulting from operations                                         $26,150,339
                                                                                                        ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
19   --   AXP RESEARCH OPPORTUNITIES FUND   --   2004 SEMIANNUAL REPORT

Statements of changes in net assets
AXP Research Opportunities Fund

                                                                              Jan. 31, 2004          July 31, 2003
                                                                            Six months ended          Year ended
                                                                               (Unaudited)
Operations and distributions
Investment income (loss) -- net                                               $    124,668         $    338,450
Net realized gain (loss) on investments                                         10,029,799          (54,080,938)
Net change in unrealized appreciation (depreciation) on investments             15,995,872           65,030,053
                                                                                ----------           ----------
Net increase (decrease) in net assets resulting from operations                 26,150,339           11,287,565
                                                                                ----------           ----------
Distributions to shareholders from:
   Net investment income
      Class A                                                                     (338,698)                  --
      Class Y                                                                           (5)                  --
                                                                                ----------           ----------
Total distributions                                                               (338,703)                  --
                                                                                ----------           ----------
Capital share transactions (Note 3)
Proceeds from sales
   Class A shares (Note 2)                                                       2,482,756           10,144,239
   Class B shares                                                                1,450,155            4,732,632
   Class C shares                                                                   17,565               67,130
   Class Y shares                                                                       --                4,652
Reinvestment of distributions at net asset value
   Class A shares                                                                  333,621                   --
Payments for redemptions
   Class A shares                                                              (24,353,913)         (57,637,339)
   Class B shares (Note 2)                                                     (13,223,406)         (36,351,756)
   Class C shares (Note 2)                                                         (25,103)             (91,096)
   Class Y shares                                                                       --             (198,402)
                                                                                ----------           ----------
Increase (decrease) in net assets from capital share transactions              (33,318,325)         (79,329,940)
                                                                               -----------          -----------
Total increase (decrease) in net assets                                         (7,506,689)         (68,042,375)
Net assets at beginning of period                                              240,703,068          308,745,443
                                                                               -----------          -----------
Net assets at end of period                                                   $233,196,379         $240,703,068
                                                                              ============         ============
Undistributed net investment income                                           $    124,415         $    338,450
                                                                              ------------         ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
20   --   AXP RESEARCH OPPORTUNITIES FUND   --   2004 SEMIANNUAL REPORT

Notes to Financial Statements

AXP Research Opportunities Fund

(Unaudited as to Jan. 31, 2004)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Growth Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Growth Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Investment in Aggressive Growth Portfolio

The Fund invests all of its assets in Aggressive Growth Portfolio (the Portfolio), a series of Growth Trust (the Trust), an open-end investment company that has the same objectives as the Fund. The Portfolio invests primarily in equity securities of companies that comprise the S&P 500 Index.

The Fund records daily its share of the Portfolio's income, expenses and realized and unrealized gains and losses. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The Fund records its investment in the Portfolio at the value that is equal to the Fund's proportionate ownership interest in the Portfolio's net assets. The percentage of the Portfolio owned by the Fund as of Jan. 31, 2004, was 99.97%. Valuation of securities held by the Portfolio is discussed in Note 1 of the Portfolio's "Notes to financial statements" (included elsewhere in this report).

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

--------------------------------------------------------------------------------
21   --   AXP RESEARCH OPPORTUNITIES FUND   --   2004 SEMIANNUAL REPORT

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to the shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

2. EXPENSES AND SALES CHARGES

In addition to the expenses allocated from the Portfolio, the Fund accrues its own expenses as follows:

The Fund has an agreement with AEFC to provide administrative services. Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.06% to 0.03% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o   Class A $19.50

o   Class B $20.50

o   Class C $20.00

o   Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

--------------------------------------------------------------------------------
22   --   AXP RESEARCH OPPORTUNITIES FUND   --   2004 SEMIANNUAL REPORT

In addition, AECSC is entitled to charge an annual closed-account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is currently not effective.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $76,055 for Class A, $33,286 for Class B and $22 for Class C for the six months ended Jan. 31, 2004.

For the six months ended Jan. 31, 2004, AEFC and its affiliates waived certain fees and expenses to 1.35% for Class A, 2.11% for Class B, 2.11% for Class C and 1.11% for Class Y. In addition, AEFC and its affiliates have agreed to waive certain fees and expenses until July 31, 2004. Under this agreement, net expenses will not exceed 1.35% for Class A, 2.11% for Class B, 2.11% for Class C and 1.18% for Class Y of the Fund's average daily net assets.

During the six months ended Jan. 31, 2004, the Fund's transfer agency fees were reduced by $1,277 as a result of earnings credits from overnight cash balances.

3. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                          Six months ended Jan. 31, 2004
                                              Class A           Class B          Class C         Class Y
Sold                                          564,967           351,796            4,271            --
Issued for reinvested distributions            73,810                --               --            --
Redeemed                                   (5,549,852)       (3,212,455)          (6,195)           --
                                          -----------       -----------          -------        -------
Net increase (decrease)                    (4,911,075)       (2,860,659)          (1,924)           --
                                          -----------       -----------          -------        -------

                                                             Year ended July 31, 2003
                                              Class A           Class B          Class C         Class Y
Sold                                        2,606,091         1,322,189           18,719          1,227
Issued for reinvested distributions                --                --               --             --
Redeemed                                  (15,298,541)      (10,145,114)         (24,738)       (53,135)
                                          -----------       -----------          -------        -------
Net increase (decrease)                   (12,692,450)       (8,822,925)          (6,019)       (51,908)
                                          -----------        ----------           ------        -------

--------------------------------------------------------------------------------
23   --   AXP RESEARCH OPPORTUNITIES FUND   --   2004 SEMIANNUAL REPORT

4. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. The Fund had no borrowings outstanding during the six months ended Jan. 31, 2004.

5. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund has a capital loss carry-over of $272,229,915 as of July 31, 2003, that will expire in 2009 through 2012 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

6. SUBSEQUENT EVENT

Shareholders will be asked to approve a merger of the Fund into AXP Large Cap Equity Fund at a shareholder meeting on June 9, 2004. This approval is not guaranteed. If shareholder approval is obtained, no new purchases or exchanges into the Fund will be allowed, although existing shareholders may redeem or exchange out of the Fund.

--------------------------------------------------------------------------------
24   --   AXP RESEARCH OPPORTUNITIES FUND   --   2004 SEMIANNUAL REPORT

7. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended July 31,                                                 2004(k)         2003       2002       2001    2000
Net asset value, beginning of period                                         $4.15          $3.90     $ 5.37     $ 7.61   $7.94
Income from investment operations:
Net investment income (loss)                                                   .01            .02         --        .02      --
Net gains (losses) (both realized and unrealized)                              .49            .23      (1.46)     (1.27)    .66
Total from investment operations                                               .50            .25      (1.46)     (1.25)    .66
Less distributions:
Dividends from net investment income                                          (.01)            --       (.01)        --      --
Distributions from realized gains                                               --             --         --       (.99)   (.99)
Total distributions                                                           (.01)            --       (.01)      (.99)   (.99)
Net asset value, end of period                                               $4.64          $4.15     $ 3.90     $ 5.37   $7.61

Ratios/supplemental data
Net assets, end of period (in millions)                                       $144           $149       $189       $365    $540
Ratio of expenses to average daily net assets(c)                             1.35%(d),(e)   1.35%      1.22%      1.16%   1.14%
Ratio of net investment income (loss) to average daily net assets             .40%(d)        .43%       .15%       .37%    .02%
Portfolio turnover rate (excluding short-term securities)                     104%            82%       144%       234%    160%
Total return(i)                                                             12.07%(j)       6.41%    (27.24%)   (17.54%)  7.73%

Class B
Per share income and capital changes(a)
Fiscal period ended July 31,                                                 2004(k)         2003       2002       2001    2000
Net asset value, beginning of period                                         $3.90          $3.69     $ 5.12     $ 7.36   $7.76
Income from investment operations:
Net investment income (loss)                                                  (.01)          (.02)      (.01)      (.02)   (.05)
Net gains (losses) (both realized and unrealized)                              .46            .23      (1.42)     (1.23)    .64
Total from investment operations                                               .45            .21      (1.43)     (1.25)    .59
Less distributions:
Distributions from realized gains                                               --             --         --       (.99)   (.99)
Net asset value, end of period                                               $4.35          $3.90     $ 3.69     $ 5.12   $7.36

Ratios/supplemental data
Net assets, end of period (in millions)                                        $89            $91       $119       $235    $336
Ratio of expenses to average daily net assets(c)                             2.11%(d),(f)   2.11%      1.98%      1.92%   1.91%
Ratio of net investment income (loss) to average daily net assets            (.37%)(d)      (.33%)     (.62%)     (.39%)  (.73%)
Portfolio turnover rate (excluding short-term securities)                     104%            82%       144%       234%    160%
Total return(i)                                                             11.54%(j)       5.69%    (27.93%)   (18.19%)  7.03%

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
25   --   AXP RESEARCH OPPORTUNITIES FUND   --   2004 SEMIANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended July 31,                                                  2004(k)        2003       2002       2001    2000(b)
Net asset value, beginning of period                                         $3.91          $3.69     $ 5.13     $ 7.36   $7.50
Income from investment operations:
Net investment income (loss)                                                  (.02)          (.01)      (.02)      (.02)    .02
Net gains (losses) (both realized and unrealized)                              .46            .23      (1.42)     (1.22)   (.16)
Total from investment operations                                               .44            .22      (1.44)     (1.24)   (.14)
Less distributions:
Distributions from realized gains                                               --             --         --       (.99)     --
Net asset value, end of period                                               $4.35          $3.91     $ 3.69     $ 5.13   $7.36

Ratios/supplemental data
Net assets, end of period (in millions)                                        $--            $--        $--        $--     $--
Ratio of expenses to average daily net assets(c)                             2.11%(d),(g)   2.11%      1.99%      1.92%   1.91%(d)
Ratio of net investment income (loss) to average daily net assets            (.36%)(d)      (.34%)     (.61%)     (.36%)  (.50%)(d)
Portfolio turnover rate (excluding short-term securities)                     104%            82%       144%       234%    160%
Total return(i)                                                             11.25%(j)       5.96%    (28.05%)   (18.03%) (1.87%)(j)

Class Y
Per share income and capital changes(a)
Fiscal period ended July 31,                                                  2004(k)        2003       2002       2001    2000
Net asset value, beginning of period                                         $4.20          $3.93     $ 5.42     $ 7.65   $7.96
Income from investment operations:
Net investment income (loss)                                                   .01            .04         --        .04     .01
Net gains (losses) (both realized and unrealized)                              .49            .23      (1.48)     (1.28)    .67
Total from investment operations                                               .50            .27      (1.48)     (1.24)    .68
Less distributions:
Dividends from net investment income                                          (.02)            --       (.01)        --      --
Distributions from realized gains                                               --             --         --       (.99)   (.99)
Total distributions                                                           (.02)            --       (.01)      (.99)   (.99)
Net asset value, end of period                                               $4.68          $4.20     $ 3.93     $ 5.42   $7.65

Ratios/supplemental data
Net assets, end of period (in millions)                                        $--            $--        $--        $--     $--
Ratio of expenses to average daily net assets(c)                             1.13%(d),(h)   1.13%      1.04%      1.00%    .97%
Ratio of net investment income (loss) to average daily net assets             .61%(d)        .64%       .33%       .54%    .17%
Portfolio turnover rate (excluding short-term securities)                     104%            82%       144%       234%    160%
Total return(i)                                                             11.81%(j)       6.87%    (27.30%)   (17.29%)  7.99%

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
26   --   AXP RESEARCH OPPORTUNITIES FUND   --   2004 SEMIANNUAL REPORT

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class A would have been 1.36% for the six months ended Jan. 31, 2004.

(f) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class B would have been 2.13% for the six months ended Jan. 31, 2004.

(g) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class C would have been 2.13% for the six months ended Jan. 31, 2004.

(h) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class Y would have been 1.15% for the six months ended Jan. 31, 2004.

(i)  Total return does not reflect payment of a sales charge.

(j)  Not annualized.

(k)  Six months ended Jan. 31, 2004 (Unaudited).

--------------------------------------------------------------------------------
27   --   AXP RESEARCH OPPORTUNITIES FUND   --   2004 SEMIANNUAL REPORT

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the Web site americanexpress.com/funds; or by searching the Web site of the Securities and Exchange Commission http://www.sec.gov. You may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283. In addition, after Aug. 1, 2004, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available at http://www.sec.gov.

--------------------------------------------------------------------------------
28   --   AXP RESEARCH OPPORTUNITIES FUND   --   2004 SEMIANNUAL REPORT

 (logo)
AMERICAN
 EXPRESS
(R)

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

Item 2.    Code of Ethics. Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert. Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services. Not applicable for semi-annual reports.

Item 5.    Audit Committee of Listed Registrants. Not applicable.

Item 6.    [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 9.    Submission of matters to a vote of security holders. Not applicable.

Item 10.   Controls and Procedures.

           (a) The registrant's Principal Executive Officer and Principal Financial Officer have evaluated the registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

           (b) At the date of filing this Form N-CSR, the registrant's Principal Executive Officer and Principal Financial Officer are aware of no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 11.   Exhibits.

           (a)(1) Not applicable for semi-annual reports.

           (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by
           Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

           (a)(3) Not applicable.

           (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                  AXP Growth Series, Inc.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          April 6, 2004

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          April 6, 2004


By                        /s/ Jeffrey P. Fox
                          ------------------
                              Jeffrey P. Fox
                              Treasurer and Principal Financial Officer

Date                          April 6, 2004